THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                      (THE TAX-EXEMPT FUND OF CALIFORNIA)

                                     Part B
                      Statement of Additional Information

                                November 1, 2003
                      (as amended March 1, 2004)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"), American High-Income Municipal Bond Fund, Inc. ("AHIM"), Limited Term Tax-Exempt Bond Fund of America ("LTEX") and The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California ("TEFCA") dated November 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                 American High-Income Municipal Bond Fund, Inc.
                  Limited Term Tax-Exempt Bond Fund of America
                    The American Funds Tax-Exempt Series II
                      (The Tax-Exempt Fund of California)
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        4
Fundamental Policies and Investment Restrictions. . . . . . . . . .       11
Management of the Funds . . . . . . . . . . . . . . . . . . . . . .       19
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       39
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       43
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       49
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       52
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       53
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       55
Shareholder Account Services and Privileges . . . . . . . . . . . .       57
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       60
General Information . . . . . . . . . . . . . . . . . . . . . . . .       60
Class A Share Investment Results and Related Statistics . . . . . .       65
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       68
Financial Statements




                        Tax-Exempt Income Funds - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund will not invest in securities subject to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB or below by S&P and Baa or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax (including securities subject to alternative minimum tax).

..    The fund may invest, without limitation, in securities subject to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or below by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest at least 50% of its assets in debt securities rated
     BBB or below by S&P or Baa or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).


                        Tax-Exempt Income Funds - Page 2

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund may invest up to 20% of its assets in securities subject to federal alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB by
     S&P and Baa by Moody's or unrated but determined to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated when its quality becomes equivalent to such a security).

..    The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.

..    The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.

..    The maximum effective maturity of any one security in the fund's portfolio will be 10 years.

..    The maximum nominal or stated maturity of any security in the fund's portfolio will be 25 years.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and California income taxes.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund will invest at least 65% of its assets in debt securities rated
     BBB or better by S&P or Baa or better by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

                      *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                        Tax-Exempt Income Funds - Page 3

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND,
------------------------------------------------------------------------------
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA AND THE TAX-EXEMPT FUND OF
-----------------------------------------------------------------------
CALIFORNIA
----------

DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the funds would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic


                        Tax-Exempt Income Funds - Page 4
trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


                        Tax-Exempt Income Funds - Page 5

INSURED MUNICIPAL BONDS - The funds may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the funds or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares.


U.S. COMMONWEALTH OBLIGATIONS - The funds may invest in obligations of the commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any commonwealth may, in turn, affect negatively the value of the funds' holdings in such obligations.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


CASH AND CASH EQUIVALENTS - These include, but are not limited to: (i) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (ii) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (iii) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (iv) tax-exempt variable rate debt issued by municipal conduits for corporate obligors, and (v) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


TEMPORARY INVESTMENTS - The funds may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of a fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury;
(2) obligations of agencies and instrumentalities of the U.S. government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


                        Tax-Exempt Income Funds - Page 6

FORWARD COMMITMENTS - The funds may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a funds' aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the funds to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES - The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind each fund's objective, the investment adviser may increase each fund's exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PRIVATE PLACEMENTS - Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid


                        Tax-Exempt Income Funds - Page 7
unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each fund's Board of Directors/Trustees.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Directors/ Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.


The funds do not currently intend to engage in this investment practice over the next 12 months.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, LIMITED TERM TAX-EXEMPT BOND FUND OF
------------------------------------------------------------------------------
AMERICA AND THE TAX-EXEMPT FUND OF CALIFORNIA
-------------------------------------------------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND AND THE TAX-EXEMPT FUND OF CALIFORNIA
------------------------------------------------------------------------------

CONCENTRATION OF INVESTMENTS - The funds may invest more than 25% of their assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make the funds more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the funds' share price also may increase. The funds may invest more than 25% of their assets in industrial development bonds.


                        Tax-Exempt Income Funds - Page 8

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY - Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any security with an effective maturity of more than 10 years. In calculating effective maturity, a feature such as a put, call or sinking fund will be considered to the extent it results in a security whose market characteristics indicate a maturity of 10 years or less, even though the nominal or stated maturity may be beyond 10 years. The Investment Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.


Additionally, the fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years, and the fund will not purchase any security with a nominal or stated maturity in excess of 25 years. For purposes of determining nominal or stated maturity, the fund will consider only the techniques approved for such purposes by the staff of the Securities and Exchange Commission which currently do not include any call or sinking fund features but are limited to those described in rule 2a-7(d) under the Investment Company Act of 1940 applicable to money market funds.


THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS - Because the fund invests primarily in securities issued by the State of California (the "State"), its agencies and municipalities, the fund is more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State and various local agencies in California, available as of the date of this statement of additional information.


A variety of events, such as economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers may have an adverse impact on the fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the State's economy.


California's economy and general financial condition affect the ability of State and local governments to raise revenues to make timely payments on their obligations and to redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. For example, events such as the State's recent energy crisis and budgetary problems combined with a decrease in tax revenues and an overall slowdown in the economy may adversely impact the fund. Since early 2001, California has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002, resulting in a serious erosion of its General Fund tax revenues. Although the State's 2003 Budget Act addressed a substantial portion of the large gap between expenditures and resources, the State Legislative Analyst's Office as of the date of this statement of additional information predicts that, even assuming all savings in the current budget plan are achieved, the State will conclude its 2004-2005 fiscal year with a significant cumulative shortfall absent further corrective action.


                        Tax-Exempt Income Funds - Page 9

Such events can negatively impact the State's credit rating, make it more expensive for the State to borrow money, and impact municipal issuers' ability to pay their obligations. For example, in the recent past various nationally recognized statistical ratings organizations ("NRSROs") have lowered their ratings on California general obligation bonds, making it more expensive for the State to borrow money. It is not currently possible to determine whether, or the extent to which, an NRSRO may change such ratings, either up or down, in the future.


California is the most populous state in the nation with a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets. The State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.


Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limits ad valorem taxes on real property and restricts local taxing entities' ability to raise real property taxes) and 218 (limits local governments' ability to impose "property related" fees, assessments and taxes) have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


                       Tax-Exempt Income Funds - Page 10

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.


                                             FISCAL YEAR/PERIOD        PORTFOLIO TURNOVER RATE
------------------------------------------------------------------------------------------------
 TEBF                                               2003                          8%
                                                    2002                          8
------------------------------------------------------------------------------------------------
 AHIM                                               2003                          7
                                                    2002                         12
------------------------------------------------------------------------------------------------
 LTEX                                               2003                         10
                                                    2002                          9
------------------------------------------------------------------------------------------------
 TEFCA                                              2003                         16
                                                    2002                         11
------------------------------------------------------------------------------------------------



See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;


                       Tax-Exempt Income Funds - Page 11

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


     (a) The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all


                       Tax-Exempt Income Funds - Page 12
     municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

     (b) The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

     (c) The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

     (d) The fund may not issue senior securities, except as permitted by the 1940 Act.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6. Make loans in an aggregate amount in excess of 331/3% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;


                       Tax-Exempt Income Funds - Page 13

9. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2. The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

4. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

5.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


                       Tax-Exempt Income Funds - Page 14

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:


 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage; nor

10. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


                       Tax-Exempt Income Funds - Page 15

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the 1940 Act, as amended.

3. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4. The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

5. The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

6.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


THE TAX-EXEMPT FUND OF CALIFORNIA
-------------------------------------

These restrictions provide that the fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

 2. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

 3. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

 4. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;


                       Tax-Exempt Income Funds - Page 16

 5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

 6. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;

9. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. government obligations are not considered to be part of any industry.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.


For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


     The fund may not:

     (a) invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

     (b) invest more than 15% of its value of its net assets in illiquid securities.


                       Tax-Exempt Income Funds - Page 17

     (c) invest in securities of other investment companies, except as permitted by the 1940 Act, as amended.

     (d)  issue senior securities, except as permitted by the 1940 Act.


                       Tax-Exempt Income Funds - Page 18

                            MANAGEMENT OF THE FUNDS

 BOARD OF DIRECTORS/TRUSTEES AND OFFICERS

                                       YEAR FIRST                                             NUMBER OF BOARDS
                                         ELECTED                                               WITHIN THE FUND
                         POSITION     A DIRECTOR/                                            COMPLEX/2/ ON WHICH
                         WITH THE       TRUSTEE          PRINCIPAL OCCUPATION(S) DURING       DIRECTOR/TRUSTEE
     NAME AND AGE         FUNDS     OF THE FUNDS/1/               PAST 5 YEARS                     SERVES
------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director/        1999         Corporate director and author;                14
 Jr.                     Trustee                       former U.S. Ambassador to Spain;
 Age: 69                                               former Vice Chairman,
                                                       Knight-Ridder, Inc. (communications
                                                       company); former Chairman and
                                                       Publisher, The Miami Herald
                                                                  ----------------
------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director/   TEBF      1979    Private investor; former President            19
 Christie                Trustee     AHIM      1994    and CEO, The Mission Group
 Age: 70                             LTEX      1993    (non-utility holding company,
                                     TEFCA     1986    subsidiary of Southern California
                                                       Edison Company)
------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director/        1994         Chairman of the Board and CEO,                12
 Age: 54                 Trustee                       AnAerobics, Inc. (organic waste
                                                       management)
------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director/   TEBF      1989    Chairman of the Board and CEO,                16
 Age: 68                 Trustee     AHIM      1994    Senior Resource Group LLC
                                     LTEX      1993    (development and management of
                                     TEFCA     1989    senior living communities)
------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director/        1994         President and CEO, Fuller                     14
 Age: 57                 Trustee                       Consulting (financial management
                                                       consulting firm)
------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director/   TEBF      1991    Chairman of the Board and CEO,                13
 Age: 68                 Trustee     AHIM      1994    AECOM Technology Corporation
                                     LTEX      1993    (engineering, consulting and
                                     TEFCA     1991    professional services)
------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director/        1999         Principal, The Sanchez Family                 12
 Age: 60                 Trustee                       Corporation dba McDonald's
                                                       Restaurants (McDonald's licensee)
------------------------------------------------------------------------------------------------------------------



                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE             BY DIRECTOR/TRUSTEE
-------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
--------------------------------------------------------
 Richard G. Capen,       Carnival Corporation
 Jr.
 Age: 69
-------------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation; Southwest
 Age: 70                 Water Company; Valero L.P.
-------------------------------------------------------
 Diane C. Creel          Allegheny Technologies;
 Age: 54                 BF Goodrich; Teledyne
                         Technologies
-------------------------------------------------------
 Martin Fenton           None
 Age: 68
-------------------------------------------------------
 Leonard R. Fuller       None
 Age: 57
-------------------------------------------------------
 Richard G. Newman       Sempra Energy;
 Age: 68                 Southwest Water Company
-------------------------------------------------------
 Frank M. Sanchez        None
 Age: 60
-------------------------------------------------------




                       Tax-Exempt Income Funds - Page 19

                                        YEAR FIRST        PRINCIPAL OCCUPATION(S) DURING
                                         ELECTED                 PAST 5 YEARS AND              NUMBER OF BOARDS
                                       A DIRECTOR/                POSITIONS HELD                WITHIN THE FUND
                        POSITION         TRUSTEE             WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                        WITH THE      AND/OR OFFICER       OR THE PRINCIPAL UNDERWRITER        DIRECTOR/TRUSTEE
    NAME AND AGE          FUNDS      OF THE FUNDS/1/               OF THE FUNDS                     SERVES
-------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
-------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman of    TEBF      1986    Executive Vice President and                  17
 Age: 54               the Board      AHIM      1994    Director, Capital Research and
                                      LTEX      1993    Management Company; Director,
                                      TEFCA     1986    American Funds Distributors, Inc.*
-------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         LTEX and            1996         President (retired), The Capital               7
 Age: 67               TEFCA:                           Group Companies, Inc.*
                       Trustee
-------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    AHIM and       TEBF      1979    Senior Vice President and Director,           12
 Age: 73               TEBF: Vice     AHIM      1994    Capital Research and Management
                       Chairman       LTEX      1993    Company
                       and            TEFCA     1986
                       Director

                       LTEX and
                       TEFCA:
                       President
                       and Trustee
-------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg      TEBF:          TEBF      1985    Vice President - Investment                    1
 Age: 50               President      AHIM      1994    Management Group, Capital Research
                       and            LTEX      1993    and Management Company
                       Director       TEFCA     1986

                       AHIM, LTEX
                       and TEFCA:
                       Senior Vice
                       President
                                     ------------------------------------------------------------------------------
-------------------------------------
 Mark R. Macdonald     AHIM:          AHIM      1996    Senior Vice President, Capital                 1
 Age: 44               President                        Research and Management Company
                       and
                       Director
-------------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE           BY DIRECTOR/TRUSTEE
---------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 54
---------------------------------------------------
 Don R. Conlan         None
 Age: 67
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 73
---------------------------------------------------
 Neil L. Langberg      None
 Age: 50
---------------------------------------------------
 Mark R. Macdonald     None
 Age: 44
---------------------------------------------------





                       Tax-Exempt Income Funds - Page 20

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUNDS             OF THE FUNDS/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President             1994          Vice President and Secretary, Capital Research and Management
 Age: 48                                                             Company; Secretary, American Funds Distributors, Inc.*;
                                                                     Director, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Brenda S. Ellerin          Executive Vice      TEBF         1999    Senior Vice President, Capital Research Company*
 Age: 40                  President - LTEX;     AHIM         2001
                        Senior Vice President   LTEX         1997
                        - TEBF; Vice President
                                - AHIM
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Hoag              Executive Vice      TEBF         1999    Senior Vice President, Capital Research Company*
 Age: 38                  President - AHIM;     AHIM         1997
                        Senior Vice President   TEFCA        1999
                               - TEBF;
                        Vice President - TEFCA
-----------------------------------------------------------------------------------------------------------------------------------
 Edward B. Nahmias      Vice President - AHIM   AHIM         1999    Executive Vice President and Director, Capital Research
 Age: 51                      and TEFCA         TEFCA        2001    Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary         TEBF         1982    Vice President - Fund Business Management Group, Capital
 Age: 55                                        AHIM         1994    Research and Management Company
                                                LTEX         1993
                                                TEFCA        1986
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,            Treasurer         TEBF         1993    Vice President - Fund Business Management Group, Capital
 Jr.                                            AHIM         1994    Research and Management Company
 Age: 40                                        LTEX         1993
                                                TEFCA        1993
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary           1994          Assistant Vice President - Fund Business Management Group,
 Age: 39                                                             Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 33                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                       Tax-Exempt Income Funds - Page 21

* Company affiliated with Capital Research and Management Company.
1 Directors/Trustees and officers of the funds serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director/Trustee as a director of a public company or a registered investment company.

4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the funds' principal underwriter).

5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                       Tax-Exempt Income Funds - Page 22

FUND SHARES OWNED BY DIRECTORS/TRUSTEES AS OF DECEMBER 31, 2002


                                                                  AGGREGATE DOLLAR RANGE/1/
                                                                         OF SHARES
                                                                    OWNED IN ALL FUNDS
                                                                   WITHIN AMERICAN FUNDS
                         DOLLAR RANGE/1/ OF FUND                      FAMILY OVERSEEN
         NAME                  SHARES OWNED                         BY DIRECTOR/TRUSTEE
-------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.          TEBF: None                            Over $100,000
                                AHIM: None
                                LTEX: None
                               TEFCA: None
---------------------------------------------------
 H. Frederick Christie     TEBF: Over $100,000                        Over $100,000
                                AHIM: None
                                LTEX: None
                           TEFCA: Over $100,000
---------------------------------------------------
 Diane C. Creel             TEBF: $1 - $10,000                       $10,001 - $50,000
                            AHIM: $1 - $10,000
                            LTEX: $1 - $10,000
                           TEFCA: $1 - $10,000
---------------------------------------------------
 Martin Fenton              TEBF: $1 - $10,000                        Over $100,000
                                AHIM: None
                                LTEX: None
                             TEFCA: $50,001 -
                                 $100,000
---------------------------------------------------
 Leonard R. Fuller              TEBF: None                           $50,001 - $100,000
                                AHIM: None
                                LTEX: None
                               TEFCA : None
---------------------------------------------------
 Richard G. Newman       TEBF: $10,001 - $50,000                       Over $100,000
                         AHIM: $10,001 - $50,000
                         LTEX: $10,001 - $50,000
                         TEFCA: $10,001 - $50,000
---------------------------------------------------
 Frank M. Sanchez           TEBF: $1 - $10,000                       $10,001 - $50,000
                            AHIM: $1 - $10,000
                            LTEX: $1 - $10,000
                           TEFCA: $1 - $10,000
---------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/2/
-------------------------------------------------------------------------------
 Don R. Conlan                  TEBF: N/A                              Over $100,000
                                AHIM: N/A
                           LTEX: Over $100,000
                           TEFCA: $1 - $10,000
---------------------------------------------------
 Abner D. Goldstine        TEBF: Over $100,000                         Over $100,000
                         AHIM: $10,001 - $50,000
                         LTEX: $10,001 - $50,000
                         TEFCA: $10,001 - $50,000
---------------------------------------------------
 Paul G. Haaga, Jr.        TEBF: Over $100,000                         Over $100,000
                           AHIM: Over $100,000
                           LTEX: Over $100,000
                           TEFCA: Over $100,000
---------------------------------------------------
 Neil L. Langberg        TEBF: $10,001 - $50,000                     $10,001 - $50,000
                                AHIM: N/A
                                LTEX: N/A
                                TEFCA: N/A
---------------------------------------------------
 Mark R. Macdonald              TEBF: N/A                              Over $100,000
                           AHIM: Over $100,000
                                LTEX: N/A
                                TEFCA: N/A
---------------------------------------------------




                       Tax-Exempt Income Funds - Page 23

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors/Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the funds' principal underwriter).


DIRECTOR/TRUSTEE COMPENSATION PAID DURING THE 2003 FISCAL YEAR

No compensation is paid by the funds to any officer or Director/Trustee who is a director, officer or employee of the investment adviser or its affiliates. TEBF, AHIM, LTEX and TEFCA pay annual fees of $3,000, 1,500, $1,500 and $1,500, respectively, to Directors/Trustees who are not affiliated with the investment adviser, plus $210 for each Board of Directors/Trustees meeting attended; $250 per Audit Committee meeting attended; $420 per Contracts Committee meeting attended; and $83 per Nominating Committee meeting attended. Certain of the funds' Directors/ Trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating in the meetings.


No pension or retirement benefits are accrued as part of fund expenses. The Directors/Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Directors/Trustees who are not affiliated with the investment adviser.


                       Tax-Exempt Income Funds - Page 24

DIRECTOR/TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31 OR AUGUST 31, 2003/*/


                                                      TOTAL COMPENSATION (INCLUDING
                                                          VOLUNTARILY DEFERRED
                         AGGREGATE COMPENSATION             COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY         FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)    CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE FUNDS           COMPANY OR ITS AFFILIATES/2/
-------------------------------------------------------------------------------------
 Richard G. Capen,          $4,557      TEBF             $109,610      7/31/03
 Jr./3/                     $3,057      AHIM             $112,130      8/31/03
                            $3,057      LTEX
                            $3,058      TEFCA
-------------------------------------------------------------------------------------
 H. Frederick               $4,501      TEBF             $247,035      7/31/03
 Christie/3/                $3,085      AHIM             $249,555      8/31/03
                            $3,001      LTEX
                            $3,085      TEFCA
-------------------------------------------------------------------------------------
 Diane C. Creel/3/          $4,843      TEBF             $ 56,600      7/31/03
                            $3,843      AHIM             $ 59,120      8/31/03
                            $3,843      LTEX
                            $3,343      TEFCA
-------------------------------------------------------------------------------------
 Martin Fenton/3/           $5,281      TEBF             $219,120      7/31/03
                            $4,030      AHIM             $221,640      8/31/03
                            $4,031      LTEX
                            $3,781      TEFCA
-------------------------------------------------------------------------------------
 Leonard R. Fuller/3/       $4,557      TEBF             $189,228      7/31/03
                            $3,058      AHIM             $171,915      8/31/03
                            $3,057      LTEX
                            $3,057      TEFCA
-------------------------------------------------------------------------------------
 Richard G. Newman          $5,074      TEBF             $140,620      7/31/03
                            $4,073      AHIM             $143,140      8/31/03
                            $4,324      LTEX
                            $3,574      TEFCA
-------------------------------------------------------------------------------------
 Frank M. Sanchez           $5,093      TEBF             $ 62,120      7/31/03
                            $4,093      AHIM             $ 64,640      8/31/03
                            $4,093      LTEX
                            $3,593      TEFCA
-------------------------------------------------------------------------------------



* The Tax-Exempt Bond Fund of America's and The Tax-Exempt Fund of California's fiscal year ends on August 31. American High-Income Municipal Bond Fund's and Limited Term Tax-Exempt Bond Fund of America's fiscal year ends on July 31.
1 Amounts may be deferred by eligible Directors/Trustees under a non-qualified deferred compensation plan adopted by the funds in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors/Trustees.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2003 fiscal year for participating Directors/Trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($11,702), H. Frederick Christie ($11,815), Diane
  C. Creel ($15,548), Martin Fenton ($12,940) and Leonard R. Fuller ($23,410). AHIM - Richard G. Capen, Jr. ($8,112), H. Frederick Christie ($8,018), Diane
  C. Creel ($7,118), Martin Fenton ($1,259) and Leonard R. Fuller ($9,878).


                       Tax-Exempt Income Funds - Page 25

  LTEX - Richard G. Capen, Jr. ($8,112), H. Frederick Christie ($7,602), Diane
  C. Creel ($7,118), Martin Fenton ($9,505) and Leonard R. Fuller ($9,878). TEFCA - Richard G. Capen, Jr. ($9,651), H. Frederick Christie ($6,086), Diane
  C. Creel ($7,118), Martin Fenton ($10,862) and Leonard R. Fuller ($10,163).

  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the Directors/Trustees.

As of October 1, 2003, the officers and Directors/Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS/TRUSTEES

Each fund is an open-end, diversified management investment company. The Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund were each organized as a Maryland corporation on July 20, 1979 and June 14, 1994, respectively. Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California were each organized as a Massachusetts business trust on July 12, 1993 and May 30, 1986, respectively. All fund operations are supervised by the funds' Board of Directors/Trustees which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of a fund are managed under the direction of the Board of Directors, and all powers of a fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or a fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of a fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the funds as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the funds.


The funds have several different classes of shares including Classes A, B, C, F and R-5. Class R-5 shares are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors/Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in


                       Tax-Exempt Income Funds - Page 26
substantially the same manner. Each class votes as a class on matters that affect that class alone.


The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of a fund's shares, a fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The following tables identify those investors who own of record or are known by each fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2003:


THE TAX-EXEMPT BOND FUND OF AMERICA


                                                      OWNERSHIP PERCENTAGE
                 NAME AND ADDRESS
----------------------------------------------------------------------------
 Edward D Jones & Co                                     Class A    12.87%
 ATTN: Mutual Fund                                       Class B     9.26
 Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers            Class B     9.12%
 ATTN Fund Administration                                Class C    14.23
 4800 Deer Lake Dr E Fl 2
 Jacksonville FL  32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets Inc                            Class C     6.75%
 Surpas House Account
 ATTN Cindy Tempesta 7th Floor
 333 W 34th St
 New York NY  10001-2402
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     9.63%
 PIM 1631-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     8.34%
 PIM 762-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.15%
 PIM 7015-00 FCNY 420470718
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------



                       Tax-Exempt Income Funds - Page 27

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND



                                                     OWNERSHIP PERCENTAGE
                 NAME AND ADDRESS
----------------------------------------------------------------------------
 Edward D Jones & Co                                     Class A    17.63%
 ATTN: Mutual Fund                                       Class B    14.84
 Shareholder Accounting                                  Class C     7.06
 201 Progress Pkwy
 Maryland Hts MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets Inc                            Class A     5.32%
 Surpas House Account                                    Class B     8.79
 ATTN Cindy Tempesta 7th Floor                           Class C     7.91
 333 W 34th St
 New York NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers            Class B    10.68%
 ATTN Fund Adminsitration                                Class C    12.21
 4800 Deer Lake Dr E Fl 2
 Jacksonville FL  32246-6484
----------------------------------------------------------------------------
 Prudential Securities Inc                               Class F     5.41%
 Account for the Benefit of Clients
 Attention Mutual Funds
 1 New York Plz
 New York NY  10292-0001
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.79%
 PIM 1431-01
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5    10.35%
 PIM 1368-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.15%
 PIM 6788-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5    28.79%
 PIM 7033-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------



                       Tax-Exempt Income Funds - Page 28

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA



                                                     OWNERSHIP PERCENTAGE
                 NAME AND ADDRESS
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers            Class A     5.84%
 ATTN Fund Administration                                Class B    29.53
 4800 Deer Lake Dr E Fl 2                                Class C    22.06
 Jacksonville FL  32246-6484
----------------------------------------------------------------------------
 Edward D Jones & Co                                     Class A    10.34%
 ATTN: Mutual Fund                                       Class B     7.04
 Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets Inc                            Class B     6.49%
 Surpas House Account                                    Class C     9.84
 ATTN Cindy Tempesta 7th Floor
 333 W 34th St
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Prudential Securities Inc                               Class F     8.32%
 Account for the Benefit of Clients
 Attention Mutual Funds
 1 New York Plz
 New York NY  10292-0001
----------------------------------------------------------------------------
 D. A. Davidson & Co. Inc. (FBO)                         Class F     5.65%
 Vicki K Jorgens TTEE
 Box 5015
 Great Falls MT  59403-5015
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     9.53%
 PIM 1059-00
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------



THE TAX-EXEMPT FUND OF CALIFORNIA



                                                     OWNERSHIP PERCENTAGE
                 NAME AND ADDRESS
----------------------------------------------------------------------------
 Edward D Jones & Co                                     Class A    10.17%
 ATTN: Mutual Fund
 Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers            Class B    15.39%
 ATTN Fund Administration                                Class C    33.08
 4800 Deer Lake Dr E Fl 2
 Jacksonville FL  32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                    Class B     5.07%
 ATTN Mutual Fund Operations
 3 Harborside Plz 6th Floor
 Jersey City NJ  07311
----------------------------------------------------------------------------
 Citigroup Global Markets Inc                            Class C     5.63%
 Surpas House Account
 ATTN Cindy Tempesta 7th Floor
 333 W 34th St
 New York NY  10001-2402
----------------------------------------------------------------------------
 Claude J Ritchot                                        Class F    20.21%
 Diane L Ritchot JT WROS
 CA
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.87%
 PIM 1754-01
 Capital Guardian Trust Co
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.46%
 PIM 982-00
 Capital Guardian Trust Company
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5    14.56%
 PIM 1016
 Capital Guardian Trust Company
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     5.60%
 PIM 1664-00
 Capital Guardian Trust Company
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                            Class R-5     6.38%
 PIM 1804-00
 Capital Guardian Trust Company
 120 S State College Blvd
 Brea CA  92821-5805
----------------------------------------------------------------------------



                       Tax-Exempt Income Funds - Page 29

COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

The funds have an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee oversees the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between each fund's independent accountants and the full Board of Directors/Trustees. Two TEBF, four AHIM, four LTEX and two TEFCA Audit Committee meetings were held during the 2003 fiscal year.


                       Tax-Exempt Income Funds - Page 30

The funds have a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Directors/Trustees on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The funds have a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as each Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors/Trustees. The Committee also evaluates, selects and nominates independent director/trustee candidates to each Board of Directors/ Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Boards. Such suggestions must be sent in writing to the Nominating Committee of the funds, c/o the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2003 fiscal year.


INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until May 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors/Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant fund, and (ii) the vote of a majority of Directors/ Trustees who are not parties to the Agreements or interested persons (as defined in the 1940


                       Tax-Exempt Income Funds - Page 31

Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of the Board of Directors/Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors/Trustees.


In reviewing the quality of services provided to each fund, the Committee noted that during 2002, AHIM's and TEFCA's results were better than those of funds in such fund's peer group, and results were above the median for LTEX's three-year period and for TEBF's five- and ten-year periods ended December 31, 2002. The Committee also considered the quality and depth of the investment adviser's organization in general and of the investment professionals currently providing services to each fund. In reviewing the fees and expenses borne by each fund, the Committee noted, among other things, that each fund's advisory fees and its total expenses over various periods as a percentage of its average net assets were favorable in relation to each fund's peer group.


Based on their review, the Committee and the Boards concluded that the advisory fees and other expenses of each fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to their shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors/Trustees unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


                       Tax-Exempt Income Funds - Page 32

TEBF: The investment adviser receives a monthly fee based on the following rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:

                        MONTHLY GROSS INVESTMENT INCOME

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.25                       8,333,333
-----------------------------------------------------------------------------------


Assuming net assets of $3.2 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.28%, 0.30%, 0.32%, 0.34% and
0.36%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed the lesser of either 25% of gross income of the fund for the preceding year or the sum of (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30,000,000 and (b) 1% of any excess of average daily net assets of the preceding year over $30,000,000. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent each fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


AHIM: The investment adviser receives a monthly fee at the annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets between $60 million and $1 billion, plus 0.18% on net assets in excess of $1 billion, plus 3% of gross investment income. Assuming net assets of $1.1 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.22%, 0.25%, 0.27%, 0.30% and 0.32%, respectively. For the


                       Tax-Exempt Income Funds - Page 33
purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


LTEX: The investment adviser receives a monthly fee at an annual rate of 0.30% on the first $60 million of the fund's average net assets, plus 0.18% on net assets between $60 million and $1 billion, plus 0.16% on net assets in excess of $1 billion, plus 3% of gross investment income. Assuming net assets of $960 million and gross income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.28%, 0.31%, 0.34%, 0.37% and 0.40%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


For the year ended July 31, 2003, the investment adviser voluntarily reduced fees for investment advisory services to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. The gross investment income portion of the fee was unchanged. As a result, for the year ended July 31, 2003, management fees were reduced by $458,000.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


TEFCA: The investment adviser receives a monthly fee at an annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $640 million and gross investment income levels of 4%, 5%, 6%, 7% and 8% management fees would be 0.34%, 0.37%, 0.40%, 0.43% and 0.46%, respectively.


                       Tax-Exempt Income Funds - Page 34

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2003, 2002, and 2001, the investment adviser received advisory fees as follows:




                         2003               2002                2001
----------------------------------------------------------------------------
      TEBF            $9,983,000         $8,315,000          $6,893,000
----------------------------------------------------------------------------
      AHIM             3,880,000          3,065,000           2,451,000
----------------------------------------------------------------------------
      LTEX             2,321,000          1,323,000           1,025,000
----------------------------------------------------------------------------
      TEFCA            2,349,000          1,939,000           1,646,000
----------------------------------------------------------------------------




ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between each fund and the investment adviser relating to the funds' Class C, F and R-5 shares will continue in effect until May 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors/Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that each fund may terminate the agreement at any time by vote of a majority of Directors/Trustees who are not interested persons of such fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the relevant fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the funds' Class C, F and R-5 shares. The investment adviser contracts with third parties, including American Funds Service Company, the funds' Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the funds' Class C, F and R-5 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between


                       Tax-Exempt Income Funds - Page 35
each fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the funds' Class C, F and R-5 shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the funds' Class C and F shares and 0.10% for the funds' Class R-5 shares.


During the 2003 fiscal periods, administrative services fees were:



-----------------------------------------------------------------------------------------------
                                                                       ADMINISTRATION SERVICES FEE
  TEBF                                          CLASS C                       $171,000
                                                CLASS F                         95,000
                                               CLASS R-5                        38,000
                                        -------------------------
  AHIM                                          CLASS C                         67,000
                                                CLASS F                         29,000
                                               CLASS R-5                         8,000
                                        -------------------------
  LTEX                                          CLASS C                        131,000
                                                CLASS F                         37,000
                                               CLASS R-5                        36,000
                                        -------------------------
 TEFCA                                          CLASS C                         49,000
                                                CLASS F                         13,000
                                               CLASS R-5                        20,000
-----------------------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of each fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by each fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. Each fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. Each fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, each fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


                       Tax-Exempt Income Funds - Page 36

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                              COMMISSIONS,             ALLOWANCE OR
                                           FISCAL YEAR/
                                              PERIOD             REVENUE               COMPENSATION

                                                            OR FEES RETAINED            TO DEALERS
----------------------------------------------------------------------------------------------------------
                 CLASS A
                                               2003            TEBF  $1,732,000         TEBF   $6,601,000
                                                               AHIM     777,000         AHIM    2,958,000
                                                               LTEX     759,000         LTEX    2,941,000
                                                              TEFCA     398,000        TEFCA    1,501,000
                                               2002            TEBF   1,739,000         TEBF    6,673,000
                                                               AHIM     647,000         AHIM    2,485,000
                                                               LTEX     387,000         LTEX    1,491,000
                                                              TEFCA     372,000        TEFCA    1,420,000
                                               2001            TEBF     947,000         TEBF    3,515,000
                                                               AHIM     306,000         AHIM    1,182,000
                                                               LTEX     113,000         LTEX      420,000
                                                              TEFCA     203,000        TEFCA      746,000
                 CLASS B
                                               2003            TEBF     315,000         TEBF    1,674,000
                                                               AHIM     164,000         AHIM      962,000
                                                               LTEX     226,000         LTEX    1,394,000
                                                              TEFCA      62,000        TEFCA      339,000
                                               2002            TEBF     380,000         TEBF    2,047,000
                                                               AHIM     154,000         AHIM      835,000
                                                               LTEX      85,000         LTEX      496,000
                                                              TEFCA      62,000        TEFCA      338,000
                                               2001            TEBF      148,00         TEBF      864,000
                                                               AHIM      64,000         AHIM      363,000
                                                               LTEX      19,000         LTEX      106,000
                                                              TEFCA      23,000        TEFCA      124,000
----------------------------------------------------------------------------------------------------------



Each fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Directors/Trustees and separately by a majority of the Directors/Trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreements. Potential benefits of the Plans to the funds include: shareholder services; savings to the funds in transfer agency costs; savings to the funds in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors/Trustees who are not "interested persons" of the funds are committed to the discretion of the Directors/ Trustees who are not "interested persons" during the existence of the Plans. The Plans may not


                       Tax-Exempt Income Funds - Page 37
be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Directors/Trustees.


Under the Plans, each fund may annually expend: (i) for Class A shares, up to 0.25% (0.30% in the case of AHIM and LTEX) of its average daily net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its average daily net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided each fund's Board of Directors/Trustees has approved the category of expenses for which payment is being made. The funds have not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under each fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2003, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $3,564,000 for TEBF. As of July 31, 2003, unreimbursed expenses which were subject to reimbursement under the Plans for AHIM and LTEX were $360,000 and $1,974,000, respectively, for Class A shares.



For Class B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under each fund's Class F Plan for distribution-related expenses.


                       Tax-Exempt Income Funds - Page 38

During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                                                     12B-1 LIABILITY

                        12B-1 EXPENSES                 OUTSTANDING
----------------------------------------------------------------------------
    CLASS A             TEBF    $7,148,000           TEBF     $1,261,000
                        AHIM     2,654,000           AHIM        254,000
                        LTEX     1,946,000           LTEX        162,000
                       TEFCA     1,418,000          TEFCA        280,000

----------------------------------------------------------------------------
    CLASS B             TEBF     1,032,000           TEBF        121,000
                        AHIM       428,000           AHIM         50,000
                        LTEX       362,000           LTEX         46,000
                       TEFCA       188,000          TEFCA         22,000

----------------------------------------------------------------------------
    CLASS C             TEBF     1,067,000           TEBF        183,000
                        AHIM       410,000           AHIM         61,000
                        LTEX       819,000           LTEX        109,000
                       TEFCA       313,000          TEFCA         49,000

----------------------------------------------------------------------------
    CLASS F             TEBF       141,000           TEBF         42,000
                        AHIM        42,000           AHIM         10,000
                        LTEX        56,000           LTEX         12,000
                       TEFCA        19,000          TEFCA          6,000

----------------------------------------------------------------------------




OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

         1717 Capital Management Company
         A. G. Edwards & Sons, Inc.
         AIG/SunAmerica Group
         American General/Franklin Financial
         Ameritas/The Advisors Group
         AXA Advisors, LLC
         Baird/NMIS Group
         Cadaret, Grant & Co., Inc.
         Cambridge Investment Research, Inc.
         Capital Analysts, Inc.
         Commonwealth Financial Network
         Cuna Brokerage Services, Inc.
         Deutsche Bank Securities Inc.
         Edward Jones
         Ferris, Baker Watts, Inc.
         GE Independent Accountant Network
         Hefren-Tillotson, Inc.
         Hornor, Townsend & Kent, Inc.
         ING Advisors Network
         InterSecurities, Inc.
         Investacorp, Inc.
         Janney Montgomery Scott LLC
         Jefferson Pilot Securities Corporation
         JJB Hilliard/PNC Bank
         Legg Mason Wood Walker, Inc.
         Lincoln Financial Advisors Corporation
         Linsco/Private Ledger Corp.
         McDonald Investments/Society National Bank
         Merrill Lynch, Pierce, Fenner & Smith Inc.
         Metlife Enterprises
         MML Investors Services, Inc.
         Morgan Keegan & Company, Inc.
         NatCity Investment, Inc.
         National Planning Holdings
         NFP Securities, Inc.
         PacLife Group
         Park Avenue Securities LLC
         Princor/PPI
         ProEquities, Inc.
         Raymond James Group
         RBC Dain Rauscher Inc.
         Securian/C.R.I.
         Securities Service Network Inc.
         Signator Investors, Inc.
         Smith Barney
         Stifel, Nicolaus & Company, Inc.
         The O.N. Equity Sales Company
         UBS Financial Services Inc.
         US Bancorp Piper Jaffray Group
         Wachovia Group
         WS Griffith Securities, Inc.




                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires each fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the


                       Tax-Exempt Income Funds - Page 39
proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in each fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by each fund result in a reduction in the net asset value of each fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.


                       Tax-Exempt Income Funds - Page 40

All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in each fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in each fund, and then reinvests the sales proceeds in each fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in each fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a


                       Tax-Exempt Income Funds - Page 41
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                       Tax-Exempt Income Funds - Page 42

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                adviser or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial adviser or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



Each fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing



                       Tax-Exempt Income Funds - Page 43
plans. Class R-5 shares are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction and may be reduced or waived for shareholders of other American Funds. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class F shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                             FUND NUMBERS
                                                ----------------------------------------
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/SM/  . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/(R)/  . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                       Tax-Exempt Income Funds - Page 44

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



                       Tax-Exempt Income Funds - Page 45

EACH FUND RESERVES THE RIGHT NOT TO MAKE ITS SHARES AVAILABLE TO TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS.

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE.


The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is notified:


     . investments in Class A shares made by endowments or foundations with $50 million or more in assets;

     . investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

     . Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution on investments made with no initial sales charge.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     ON OR BEFORE MARCH 31, 2004:

     An employer-sponsored retirement plan (including certain 403(b) plans) may invest in Class A shares without any initial or contingent deferred sales charge if the plan invests $1 million or more, or if American Funds Service Company is notified that the plan has 100 or more eligible employees or has $50 million or more in assets. Plans investing in this manner may continue to purchase Class A shares without any initial or contingent deferred sales charge after March 31, 2004.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     AFTER MARCH 31, 2004:

     . All employer-sponsored retirement plans not yet invested in Class A shares and wishing to invest without a sales charge will no longer be eligible to purchase Class A shares.

     . Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not yet invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge, regardless of whether the plan has 100 or more eligible employees or whether it has $50 million or more in assets. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to


                       Tax-Exempt Income Funds - Page 46
          purchase additional Class A shares in accordance with the sales charge table above.

     . All employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more. More information about statements of intention can be found under "Sales charge reductions and waivers."

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                       Tax-Exempt Income Funds - Page 47

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below.


CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES


Year of redemption:                 1     2     3     4     5     6     7+
Contingent deferred sales charge:   5%    4%    4%    3%    2%    1%    0%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


                       Tax-Exempt Income Funds - Page 48

CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse (or equivalent if recognized under local law) and your children under age
21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. After March 31, 2004, all employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                       Tax-Exempt Income Funds - Page 49
     request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, holdings in Endowments (shares of which may be owned only by tax-exempt organizations) and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse (or equivalent if recognized under local law) and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     .endowments or foundations established and controlled by you or your immediate family.


                       Tax-Exempt Income Funds - Page 50

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of American Funds money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the


                       Tax-Exempt Income Funds - Page 51
case of Class A shares, (ii) six years of the initial purchase in the case of Class B shares, or (iii) one year of the initial purchase in the case of Class C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) The following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the


                       Tax-Exempt Income Funds - Page 52
terms and conditions for Class A, B, C and F shares contained in the applicable funds' current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the funds' current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the funds' current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,


                       Tax-Exempt Income Funds - Page 53

Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to its oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


                       Tax-Exempt Income Funds - Page 54

2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes; and

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by each fund. The Principal Underwriter will not knowingly sell shares of each fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of each fund without the consent of a majority of each fund's Board.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union


                       Tax-Exempt Income Funds - Page 55
          that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of


                       Tax-Exempt Income Funds - Page 56
redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,


                       Tax-Exempt Income Funds - Page 57

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - You may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


                       Tax-Exempt Income Funds - Page 58

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' Articles of Incorporation or Declarations of Trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in each fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors/Trustees of the funds may from time to time adopt.


While payment of redemptions normally will be in cash, TEBF's and AHIM's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of each fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                       Tax-Exempt Income Funds - Page 59

                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment adviser places orders with broker-dealers for the funds' portfolio transactions. The investment adviser strives to obtain best execution on the funds' portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The funds do not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the funds' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the funds' portfolio transactions.

Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


TEBF -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2003, 2002 and 2001 fiscal years, amounted to $2,367,000, $3,225,000 and $2,407,000, respectively. Brokerage commissions decreased in 2003 compared to 2002 due to a decrease in portfolio transactions in 2003 compared to 2002.


AHIM -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2003, 2002 and 2001 fiscal years, amounted to $1,006,000, $1,090,000 and $649,000, respectively. Brokerage commissions increased in 2003 compared to 2001 due to an increase in portfolio transactions in 2003 compared to 2001.


LTEX -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2003, 2002 and 2001 fiscal years, amounted to $1,483,000, $717,000 and $149,000, respectively. Brokerage commissions increased in 2003 compared to 2002 and 2001 due to an increase in portfolio transactions in 2003 compared to 2002 and 2001.


TEFCA -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001 fiscal years, amounted to $461,000, $518,000 and $610,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


                       Tax-Exempt Income Funds - Page 60

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee by TEBF, AHIM, LTEX and TEFCA of $678,000, $258,000, $144,000 and $107,000,
respectively, for Class A shares, and $30,000, $15,000, $10,000 and $5,000, respectively, for Class B shares for the 2003 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Street, Los Angeles, CA 90071, serves as the independent accountants for TEBF, AHIM and LTEX. Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the independent accountants for TEFCA. Each firm provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Reports have been so included in reliance on the report of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, independent accountants, given on the authority of said firms as experts in accounting and auditing. The selection of the funds' independent accountants are reviewed and determined annually by the Board of Directors/Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the funds and for Directors/Trustees who are not interested persons (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the capital shares and shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Directors/Trustees of the funds, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - TEBF's and TEFCA's fiscal year ends on August 31. AHIM's and LTEX's fiscal year ends on July 31.
 Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. TEBF's, AHIM's and LTEX's annual financial statements are audited by the funds' independent accountants, PricewaterhouseCoopers LLP, and TEFCA's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds and Capital Research and Management Company and its affiliated companies, including each fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which each fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban


                       Tax-Exempt Income Funds - Page 61
on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals contained in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at americanfunds.com.


     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions


                       Tax-Exempt Income Funds - Page 62
     may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent and those which act to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a historical knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

SHAREHOLDER AND DIRECTOR/TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where LTEX and TEFCA were organized as trusts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust of each of LTEX and TEFCA contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under each Articles of Incorporation or Declaration of Trust of the funds, the Directors/Trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each fund will provide indemnification to its Directors/Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


OTHER INFORMATION - The financial statements including the investment portfolio and the reports of Independent Accountants contained in the Annual Reports are included in this statement of additional information. The following information is not included in the Annual Report:


                       Tax-Exempt Income Funds - Page 63

                                      TEBF

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2003


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.17
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $12.64



                                      AHIM

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2003


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $14.98
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.56



                                      LTEX

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2003


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.17
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.76



                                     TEFCA

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2003


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $16.20
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $16.83




                       Tax-Exempt Income Funds - Page 64

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

TEBF's and TEFCA's yields were 3.70% and 3.85%, respectively, based on a 30-day (or one month) period ended August 31, 2003. AHIM's and LTEX's yields were 4.02% and 2.45%, respectively, based on a 30-day (or one month) period ended July 31, 2003. The yield was computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( (a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The funds may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. TEBF's tax-equivalent yield based on the maximum federal tax rate of 35.0% for the 30-day (or one month) period ended August 31, 2003 was 5.69%. TEFCA's tax-equivalent yield based on the combined maximum effective federal/ state tax rate of 41.0% for the 30-day (or one month) period ended August 31, 2003 was 6.53%. AHIM's and LTEX's tax-equivalent yields based on the maximum federal tax rate of 35.0% for the 30-day (or one month) period ended July 31, 2003 were 6.18% and 3.77%, respectively.


As of August 31, 2003, TEBF's total return over the past 12 months and average annual total return at the maximum offering price for the five- and ten-year periods were -1.26%, 3.87% and 5.06%, respectively. The fund's one year total return and average annual total return at net asset value for the five- and ten-year periods ended on August 31, 2003 were 2.55%, 4.66% and 5.46%, respectively.


                       Tax-Exempt Income Funds - Page 65

As of July 31, 2003, AHIM's total return over the past 12 months and average annual total return at the maximum offering price for five years and its lifetime were -0.84%, 3.27% and 6.15%, respectively. Over the fund's lifetime (September 26, 1994 to July 31, 2003), the Lehman Brothers Municipal Bond Index/1/ and the Lipper High Yield Municipal Debt Funds Average/2/ had average annual total returns of 6.70% and 5.09%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return over the past five years and its lifetime at July 31, 2003 were 3.06%, 4.07% and 6.62%, respectively.


As of July 31, 2003, LTEX's total return over the past 12 months and average annual total return at the maximum offering price over five years and its lifetime were -1.18%, 3.71% and 4.61%, respectively. Over the fund's lifetime (October 6, 1993 to July 31, 2003), the Lehman Brothers (7-Year) Municipal Bond Index/3/ and the Lipper Intermediate Municipal Debt Funds Average/4/ had average annual total returns of 5.55% and 4.88%, respectively. The fund's one year total return and average annual total return at net asset value over the past five years and its lifetime at July 31, 2003 were 2.71%, 4.51% and 5.02%, respectively.


As of August 31, 2003, TEFCA's one-year total return and five- and ten-year average annual total returns at the maximum offering price were -1.69%, 3.77% and 4.91%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value were 2.12%, 4.57% and 5.31%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

/1/ Lehman Brothers Municipal Bond Index represents the national investment-grade municipal bond market. Index returns reflect the reinvestment of all dividends and/or distributions. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
/2/ Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
/3/ Lehman Brothers (7-Year) Municipal Bond Index represents the national investment-grade municipal bond market. Index returns reflect the reinvestment of all dividends and/or distributions. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
/4/ Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.


                       Tax-Exempt Income Funds - Page 66

In calculating average annual total return at the maximum offering price, the funds assume: (1) deduction of the maximum sales charge of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures. From time to time, the funds may calculate investment results for Class B, C, F and R-5 shares.


The funds may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indexes will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indexes (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The funds may also, from time to time, combine their results with those of other American Funds for purposes of illustrating investment strategies involving multiple funds.


The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                       Tax-Exempt Income Funds - Page 67

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Baa
Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                       Tax-Exempt Income Funds - Page 68

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                       Tax-Exempt Income Funds - Page 69

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS (HIGHEST TWO RATINGS)

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS (HIGHEST TWO RATINGS)

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


                       Tax-Exempt Income Funds - Page 70

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                       Tax-Exempt Income Funds - Page 71

INVESTMENT PORTFOLIO - JULY 31, 2003

Portfolio composition
[Begin pie chart]

Texas (TX)                                        18.04 %
Washington (WA)                                    8.76
New York (NY)                                      8.19
Illinois (IL)                                      6.50
Michigan (MI)                                      5.27
California (CA)                                    5.11
North Carolina (NC)                                3.82
Florida (FL)                                       3.60
Indiana (IN)                                       3.36
Colorado (CO)                                      2.79
Other                                             29.22
Cash & equivalents                                 5.34

[End pie chart]



                                                                                      PRINCIPAL     MARKET
                                                                                        AMOUNT      VALUE
FIXED INCOME SECURITIES - 94.66%                                                         (000)      (000)

ALABAMA  -  0.48%
Industrial Dev. Board:
  City of Butler, Pollution Control Rev. Ref. Bonds (James River Project),                1,000      998
    Series 1993, 5.50% 2005
  City of Selma, Environmental Improvement Rev. Ref. Bonds                                2,500    2,563
    (International Paper Co. Projects), Series 2003-A, 4.75% 2011
21st Century Auth., Tobacco Settlement Rev. Bonds,                                        1,000    1,028
    Series 2001, 5.25% 2006


ALASKA  -  1.46%
Industrial Dev. and Export Auth., AMT:
  Power Rev. Bonds (Snettisham Hydroelectric Project),
     First Series, AMBAC Insured:
    5.25% 2005                                                                              930      975
    5.25% 2005 (escrowed to maturity)                                                        70       74
  Revolving Fund Ref. Bonds, Series 2002-A, MBIA insured, 5.50% 2009                      1,685    1,836
Northern Tobacco Securitization Corp., Tobacco Settlement
   Asset-backed Bonds:
  Series 2000:
    5.60% 2010                                                                            1,000      985
    4.75% 2015 (expected maturity 2009)                                                   2,625    2,517
  Series 2001, 5.375% 2021 (expected maturity 2012)                                       6,365    5,415
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT,                          2,140    2,348
  AMBAC insured, 5.65% 2010


ARIZONA  -  0.60%
Industrial Dev. Auth.:
  County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West Project),          1,950    1,999
     Series 1998-A, 4.30% 2005
  County of Yavapai, Solid Waste Disposal Rev. Bonds (Waste Management, Inc.              3,750    3,801
     Project), Series 2003-A2, AMT, 4.45% 2028 (put 2008)


CALIFORNIA  -  5.11%
G.O. Bonds, 5.25% 2006                                                                    2,000    2,133
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds                       4,300,   4,502
  (USA Waste Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)
Statewide Communities Dev. Auth.:
  Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),                      4,000    4,173
    Series 1998-A1, AMT, 5.05% 2025 (put 2008)
  Cert. of Part. (Catholic Healthcare West Project), Series 1999-A, 6.00% 2009              725      792
  Multi-family Housing Rev. Ref. Bonds, Equity Residential:
    Parkview Terrace Club Apartments, Issue 1999-B, 5.20% 2029 (put 2009)                 1,150    1,204
    Skylark Apartments, Issue 1999-D, 5.20% 2029 (put 2009)                               1,500    1,571
Veterans G.O. Bonds, Series BL, AMT, 4.95% 2007                                           2,560    2,560
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A:
  5.50% 2008                                                                              2,000    2,180
  MBIA insured, 5.25% 2010                                                                6,650    7,249
  5.50% 2010                                                                              1,000    1,077
  FSA insured, 5.25% 2012                                                                 3,825    4,132
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.:
  Cert. of Part. (Episcopal Homes Foundation), Series 1997-A, 5.25% 2007                    565      575
  Rev. Bonds (San Diego Hospital Association), Series 2001-A, 5.25% 2006                  1,025    1,086
  Rev. Ref. Cert. of Part.:
    American Baptist Homes of the West Facs. Project,                                       720      740
       Series 1997-A, 5.50% 2007
    Episcopal Homes Foundation, Series 1998:
      4.80% 2006                                                                          2,000    2,086
      5.00% 2007                                                                          1,405    1,471
      5.00% 2008                                                                          2,455    2,552
  Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood                                 2,700    2,869
     Shores Apartments), Series 2000-A, 5.30% 2008
  Southern California Presbyterian Homes Obligated Group                                  1,695    1,716
    (Redwood Senior Homes and Services), Rev. Bonds, Series 2002, 5.50% 2012
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the                           2,505    2,650
  Pacific Project), Series 1995-A, 5.75% 2005 (escrowed to maturity)
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
  Series 2001-A:
  4.70% 2009                                                                              1,010    1,058
  4.80% 2010                                                                                940      973


COLORADO  -  2.79%
Health Facs. Auth., Rev. Bonds:
  Catholic Health Initiatives:
    Series 1998-A, 5.375% 2010                                                            2,145    2,276
    Series 2001, 5.375% 2010                                                              2,000    2,148
    Series 2002-A:
      5.00% 2010                                                                          1,500    1,572
      5.00% 2012                                                                          1,000    1,036
  Covenant Retirement Communities, Inc., Series 2002-B, 5.25% 2011                        1,450    1,431
  The Evangelical Lutheran Good Samaritan Society Project, Series 2002:
    5.00% 2010                                                                            1,000    1,028
    5.00% 2011                                                                            1,100    1,116
Housing and Fin. Auth., Single-family Program:
  Senior Bonds, Series 1995-C2, 5.625% 2009 (2000)                                          140      142
  Senior and Subordinate Bonds, Series 1998-D3, 6.125% 2023                               2,630    2,791
City and County of Denver, Airport System Rev. Ref. Bonds,
  Series 2002-E, AMT, FGIC insured:
  5.00% 2010                                                                              2,000    2,103
  5.00% 2011                                                                              2,000    2,080
  5.00% 2012                                                                              1,500    1,553
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A,                           4,000    4,250
  XLCA insured, 5.00% 2012
EagleBend Affordable Housing Corp., Multi-family Housing Project                          2,125    2,152
  Rev. Ref. Bonds, Series 1997-A, 5.75% 2007
University of Colorado Hospital Auth., Hospital Rev. Ref. Bonds,                          1,000    1,109
  Series 1997-A, AMBAC insured, 5.50% 2007


CONNECTICUT  -  0.66%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds: (1)
  Series 1996-A, 6.375% 2004 (escrowed to maturity)                                         995    1,053
  Series 1997-B:
    5.55% 2008                                                                            1,000    1,072
    5.70% 2012                                                                            1,000    1,035
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment,                     3,000    3,136
  Public Improvement Bonds, Series 2001, 5.375% 2011


DELAWARE  -  0.22%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power &                     2,000    2,100
  Light Co. Project), Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)


DISTRICT OF COLUMBIA  -  2.17%
G.O. Ref. Bonds, FSA insured:
  Series 1993-B2, 5.50% 2010                                                              2,500    2,766
  Series 1999:
    5.50% 2009                                                                              695      774
    5.50% 2009 (escrowed to maturity)                                                       195      219
Cert. of Part., Lease Rev. Bonds, AMBAC insured, Series 2002:
  5.25% 2010                                                                              1,000    1,077
  5.25% 2013                                                                              2,000    2,115
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA insured:
  5.25% 2009                                                                              1,570    1,725
  5.25% 2010                                                                              1,400    1,524
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
  Series 1997-A, MBIA insured (escrowed to maturity):
  6.00% 2006                                                                              1,000    1,116
  6.00% 2007                                                                              1,250    1,417
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown
  University Hospital and Washington Hospital Center Projects):
  Series 2001-A, 6.40% 2031 (put 2004)                                                    1,000    1,015
  Series 2001B, 6.625% 2031 (put 2005)                                                    2,000    2,087
  Series 2001C, 6.80% 2031 (put 2006)                                                     1,500    1,602
  Series 2001D, 6.875% 2031 (put 2007)                                                    3,000    3,246


FLORIDA  -  3.60%
Dade County, Resource Recovery Fac. Rev. Ref. Bonds, Series 1996,                         3,500    3,871
   AMT, AMBAC insured, 6.00% 2006
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health                          1,535    1,622
  Credit Group), Series 2003-A, 5.25% 2012
Gainesville Utilities Systems Rev. Bonds, Series 2003-C, 5.00% 2007                       1,500    1,647
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist                       2,000    2,092
  Health System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010
Hillsborough County:
  Aviation Auth., Tampa International Airport Rev. Bonds, Series 2003-A,                  1,500    1,579
     AMT, MBIA insured, 5.25% 2012
  Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General
     Hospital Project), Series 2003-A:
    5.00% 2010                                                                            1,905    1,952
    5.00% 2012                                                                            2,195    2,202
Lee County:
  Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance
     Obligated Group, Shell Point Village Project), Series 1999-A:
    5.25% 2005                                                                            2,185    2,291
    5.25% 2007                                                                            1,250    1,313
    5.50% 2008                                                                            1,000    1,054
    5.50% 2010                                                                            1,200    1,236
    5.75% 2012                                                                            1,800    1,846
  Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured:
    5.25% 2009                                                                            3,000    3,257
    5.25% 2010                                                                            2,000    2,147
School Board of Miami-Dade County, Cert. of Part., MBIA insured:
  Series 2003-B, 5.00% 2031 (put 2011)                                                    2,915    3,083
  Series 2003-C, 5.00% 2027 (put 2008)                                                    2,175    2,365
St. Johns River Power Park System (JEA), Rev. Ref. Bonds, Issue Two,                      1,000    1,092
  Series Eighteen, 5.00% 2009


GEORGIA  -  0.11%
Housing Auth. of the County of DeKalb, Multi-family Housing Rev.                            995    1,023
  Ref. Bonds (The Park at Briarcliff Apartments Project),
  Series 1998-A, 4.55% 2028 (put 2008)


HAWAII  -  0.11%
Cert. of Part. (Kapolei State Office Building), Series 1998-A,                            1,000    1,061
  AMBAC insured, 5.00% 2005
Housing and Community Dev. Corp., Single-family Mortgage                                     25       26
  Purchase Rev. Bonds, Series 2000-A, AMT, 5.90% 2008


IDAHO  -  0.67%
Housing and Fin. Association, AMT:
  Single-family Mortgage Bonds:
    Series 1998-C2, 5.25% 2011                                                              335      349
    Series 1998-E3, 5.125% 2011                                                             460      478
    Series 1998-H, 4.65% 2012                                                               960      980
    Series 1998 I-2, 4.70% 2012                                                             475      495
    Series 2002-F, 4.875% 2023                                                            2,235    2,191
    Series 2003-C, Class III, 4.50% 2023                                                  1,080      968
  Single-family Programs Disclosure Report, Series 1978-A, 5.40% 2021                       985      976



ILLINOIS  -  6.50%
G.O. Bonds:
  Illinois FIRST, Series of December 2002, 5.25% 2010                                     2,000    2,199
  Series of April 1998, FSA insured:
    5.50% 2009 (preref. 2008)                                                             2,055    2,320
    5.50% 2009                                                                            1,945    2,150
G.O. Ref. Bonds, Illinois FIRST, Series of August 2002, 5.25% 2008                        1,000    1,107
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST:
  Series of April 2002, 5.50% 2008                                                        1,500    1,675
  Series of November 2002, 5.00% 2012                                                     2,000    2,137
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust):
  5.00% 2009                                                                              2,000    2,182
  5.00% 2010                                                                              1,500    1,618
Educational Facs. Auth.:
  Adjustable Medium Term Rev. Bonds:
    Field Museum of Natural History, Series 2002, 4.05% 2036 (put 2011)                   4,000    3,915
    Northwestern University, Series 1997, 5.00% 2032 (put 2009)                           1,000    1,085
  Student Housing Rev. Bonds, Educational Advancement Fund, Inc.                          1,015    1,052
     (University Center Project), Series 2002, 5.25% 2010
Health Facs. Auth.:
  Rev. Bonds:
    Advocate Health Care Network:
      Series 1998-A:
        5.25% 2005                                                                        1,615    1,715
        5.00% 2006                                                                          750      801
        5.00% 2006 (escrowed to maturity)                                                   980    1,067
      Series 2000:
        5.25% 2007                                                                        1,000    1,084
        5.30% 2008                                                                        2,000    2,169
        6.125% 2011                                                                       1,000    1,098
    Centegra Health System, Series 1998, 5.50% 2007                                       2,480    2,671
    Highland Park Hospital Project, Series 1997-A,                                        1,490    1,616
       FGIC insured, 5.50% 2005
    OSF Healthcare System, Series 1999:
      5.25% 2005                                                                            855      907
      5.375% 2006                                                                           900      968
      5.50% 2008                                                                          1,000    1,081
    University of Chicago Hospital, Series 2003, MBIA insured, 5.00% 2008                 1,000    1,084
    Victory Health Services, Series 1997-A, 5.25% 2004                                    1,755    1,799
  Rev. Ref. Bonds:
    Advocate Health Care Network, Series 1997-A:
      5.50% 2004                                                                          1,250    1,302
      5.10% 2005                                                                          1,815    1,922
    Northwestern Medical Faculty Foundation, Inc.,                                        1,810    1,970
       Series 1998, MBIA insured,  5.25% 2006
Metropolitan Pier and Exposition Auth., McCormick Place Expansion                         2,000    2,177
  Project Ref. Bonds, Series 2002-B, MBIA insured, 5.25% 2011
City of Chicago:
    Board of Education, Unlimited Tax G.O. Bonds (Dedicated                               1,000    1,099
       Revenues), Series 2001-C, FSA insured, 5.25% 2010
    Chicago-O'Hare International Airport:
      General Airport Rev. Ref. Bonds, Series 1993-A,                                     2,500    2,620
         MBIA insured, 5.00% 2012
      Passenger Fac. Charge Rev. Bonds, Series 1996-A,                                    4,000    4,381
         AMBAC insured, 5.60% 2010
    Metropolitan Water Reclamation Dist., G.O. Capital Improvement
       Bonds, Limited Tax Series D of December 2002:
      5.00% 2010                                                                          2,700    2,925
      5.00% 2012                                                                          1,350    1,442
Community College Dist. No. 502, Counties of DuPage, Cook                                 1,000    1,079
  and Will, G.O. Bonds, Series 2003-A, 5.00% 2011
Indian Prairie Community, Unit School Dist. Number 204, DuPage and Will                   2,275    2,450
  Counties, School Building Bonds (Naperville/Aurora), Series 1998, 5.25% 2011


INDIANA  -  3.36%
Health Fac. Fncg. Auth.:
  Hospital Rev. Bonds:
    Charity Obligated Group:
      Series 1997-D, 5.00% 2026 (preref. 2007)                                            1,465    1,577
      Series 1999-D, 5.50% 2008                                                           1,000    1,094
    Clarian Health Partners, Inc., Series 1996-A,                                         1,000    1,089
       MBIA insured, 5.25% 2008
    The Methodist Hospitals, Inc., Series 2001:
      5.25% 2008                                                                          1,000    1,075
      5.25% 2009                                                                          2,415    2,578
      5.25% 2010                                                                          1,445    1,517
      5.25% 2011                                                                          1,525    1,588
  Rev. Bonds (Ascension Health Credit Group), Series 2002-F:
    5.50% 2010                                                                            1,000    1,078
    5.50% 2011                                                                            1,640    1,758
State Revolving Fund Program Bonds:
  Series 1998-A, 5.00% 2010                                                               3,085    3,286
  Series 2001-A:
    5.25% 2009                                                                            1,825    2,010
    5.50% 2011                                                                            1,500    1,665
Transportation Fin. Auth., Toll Road Lease Rev. Ref. Bonds,                               4,970    5,395
  Series 1996, AMBAC insured, 5.25% 2010
Boone County Hospital Association, Lease Rev. Bonds,                                      1,200    1,306
  Series 2001, FGIC insured, 5.00% 2009
Trustees of Ivy Tech State College, Ivy Tech State College
  Student Fee Bonds, Series H, AMBAC insured:
  5.00% 2011                                                                              2,000    2,133
  5.00% 2012                                                                              1,000    1,061
The Trustees of Purdue University, Cert. of Part., Series 2001-A:
  5.00% 2009                                                                              1,000    1,093
  5.00% 2010                                                                              1,135    1,227


IOWA  -  0.21%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project),                           1,000    1,097
  Series 1999, FSA insured, 5.30% 2009
Tobacco Settlement Auth., Asset-backed Bonds,                                             1,000      953
  Series 2001-B, 5.50% 2011


KENTUCKY  -  1.07%
Econ. Dev. Fin. Auth.:
  Health System Rev. Bonds (Norton Healthcare, Inc.),                                     3,000    3,136
     Series 2000-A, 6.125% 2010
  Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997:
    5.20% 2004                                                                            1,000      996
    5.40% 2006                                                                            1,500    1,466
    5.50% 2007                                                                              465      450
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc.                          4,150    4,252
  Project), Series 1999, 5.70% 2009


LOUISIANA  -  1.26%
Public Facs. Auth.:
  Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our                                4,500    4,903
     Lady Health System Project), Series 1998-A, FSA insured, 5.50% 2006
  Rev. Bonds (Ochsner Clinic Foundation Project), Series 2002-A,                          2,000    2,088
    MBIA insured, 4.00% 2005
Jefferson Parish Hospital Service Dist. No. 2, Parish of Jefferson,                       1,000    1,062
  Hospital Rev. Bonds, Series 1998, FSA insured, 5.00% 2005
Parish of St. Charles, Pollution Control Rev. Ref. Bonds (Entergy                         4,000    4,021
  Louisiana, Inc. Project), Series 1999-C, 5.35% 2029 (put 2003)


MAINE  -  0.45%
Educational Loan Marketing Corp., Senior Student Loan Rev.
  Bonds, Series 1994-A4, AMT:
  5.95% 2003                                                                              1,000    1,011
  6.05% 2004                                                                              1,500    1,545
Housing Auth., Mortgage Purchase Bonds, Series 2001-E1                                    1,000    1,003
  (Non-AMT), 4.125% 2010
Student Loan Rev. Ref. Bonds, Series 1992-A1,                                               880      888
  AMT, 6.30% 2004


MARYLAND  -  0.43%
G.O. Bonds, State and Local Facs. Loan of 2000,                                           1,000    1,127
  Series F, 5.50% 2008
Anne Arundel County, Tax Increment Fncg. Bonds                                            3,015    3,014
  (Parole Town Center Project), Series 2002, 5.00% 2012


MASSACHUSETTS  -  1.76%
G.O. Ref. Bonds, XLCA insured:
  Series 2003-A, 5.25% 2013                                                               2,000    2,135
  Series 2003-B, 5.25% 2009                                                               1,575    1,724
Educational Fncg. Auth., Education Loan Rev. and Ref. Bonds,                              2,030    2,239
  Issue G, Series 2000-A, AMT, MBIA insured, 5.55% 2008
Health and Educational Facs. Auth., Rev. Bonds,
  Partners HealthCare System Issue:
  Series C, 5.00% 2007                                                                    1,550    1,669
  Series E:
    5.00% 2010                                                                            1,000    1,052
    5.00% 2011                                                                            1,000    1,044
    5.00% 2012                                                                            1,500    1,560
Industrial Fin. Agcy. Resource Recovery Rev. Ref. Bonds                                   1,550    1,536
  (Ogden Haverhill Project), Series 1998-A, AMT, 5.15% 2007
Municipal Wholesale Electric Co., A Public Corp. of the Commonwealth
  of Massachusetts, Power Supply Project Rev. Bonds, Series A, MBIA insured:
  Nuclear Project No. 5 Issue, 5.00% 2010                                                 1,205    1,291
  Nuclear Project No. 6 Issue, 5.00% 2010                                                 1,000    1,071
State College Building Auth., Project and Rev. Bonds,                                     1,640    1,743
  Series 2003-A, XLCA insured, 5.00% 2012


MICHIGAN  -  5.27%
Building Auth., Rev. Bonds, Series 2001-II (Facs.                                         2,000    2,190
  Program), 5.25% 2011
Higher Education Student Loan Auth., Student Loan Rev.                                    2,000    2,019
  Ref. Bonds, Series XVII-F, AMT, AMBAC insured,  4.45% 2010
Hospital Fin. Auth.:
  Hospital Rev. Bonds (Henry Ford Health System),                                         1,000    1,087
    Series 1999-A, 5.50% 2008
  Hospital Rev. and Ref. Bonds:
    The Detroit Medical Center Obligated Group:
      Series 1993-A, 6.375% 2009                                                          1,015      878
      Series 1993-B, AMBAC insured, 5.00% 2006                                            1,000    1,046
    MidMichigan Obligated Group, Series 1997-A,                                           2,775    3,051
      FSA insured, 5.50% 2007
    Sparrow Obligated Group, Series 2001, 5.25% 2009                                      1,400    1,495
  Hospital Rev. Ref. Bonds:
    Genesys Health System Obligated Group,                                                1,375    1,389
      Series 1995-A, 7.20% 2003 (escrowed to maturity)
    Hackley Hospital Obligated Group, Series 1998-A, 4.90% 2007                           1,140    1,180
    Henry Ford Hospital:
      Series A:
        5.25% 2010                                                                        2,000    2,096
        5.25% 2011                                                                        2,000    2,075
      Series 1984-A, AMBAC insured, 6.00% 2011                                            1,250    1,432
    Pontiac Osteopathic, Series 1994-A, 5.375% 2006                                       2,285    2,271
    Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                            1,000      881
  Variable Rate Rev. Bonds (Ascension Health Credit Group):
    Series 1999-B3, 5.30% 2033 (put 2006)                                                 5,000    5,523
    Series 1999-B4, 5.375% 2033 (put 2007)                                                2,000    2,187
Municipal Bond Auth., School Loan Rev. Ref. Bonds,                                        2,000    2,191
  Series 2003-B, 5.25% 2011
South Central Power Agcy., Power Supply System Rev.
  Ref. Bonds, Series 2002, AMBAC insured:
  5.00% 2009                                                                              2,000    2,197
  5.00% 2010                                                                              2,220    2,413
State Building Auth., College Savings Bonds, Rev.                                         1,000    1,130
  Bonds (Facs. Program), Series 1997-II, 5.50% 2009
State Trunk Line Fund Ref. Bonds, Series 1998-A:
5.25% 2011                                                                                1,000    1,097
5.25% 2012                                                                                1,000    1,093
Underground Storage Tank, Financial Assurance Auth.,                                      2,150    2,351
  Rev. Ref. Bonds, Series 1996-I, AMBAC insured, 5.50% 2009
City of Detroit, G.O. Ref. Bonds (Unlimited Tax),                                         1,000    1,035
  Series 1995-A, 6.25% 2004
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health),                                   2,020    2,143
  Series 2001-A, 5.25% 2010
Regents of the University of Michigan, General Rev.                                       1,000    1,069
  Ref. Bonds, Series 2003, 5.00% 2012
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan                    3,000    3,171
  Wayne County Airport), Series 2002-D, AMT, FGIC insured, 5.25% 2011


MINNESOTA  -  0.32%
Housing Fin. Agcy., Single-family Mortgage Bonds,                                         1,435    1,494
  Series 2000-H, AMT, 4.25% 2006
Minneapolis-St. Paul Metropolitan Airports Commission,                                    1,500    1,630
  AMT, AMBAC insured, 5.50% 2008


MISSISSIPPI  -  0.22%
G.O. Ref. Bonds, Series 2003-A, 5.00% 2012                                                2,000    2,151


MISSOURI  -  0.97%
Health and Educational Facs. Auth., Rev. Bonds                                            3,255    3,382
  (SSM Health Care), Series 2002-A, 5.00% 2011
Industrial Dev. Auth. of the City of Lee's Summit,
  Health Facs. Rev. Bonds (John Knox Village), Series 2002:
  5.75% 2009                                                                              1,255    1,351
  5.875% 2010                                                                             1,325    1,420
St. Louis Airport, Rev. Ref. Bonds (Lambert-St. Louis                                     1,000    1,081
  International), Series 2003-A, FSA insured, 5.25% 2012
St. Louis Municipal Fin. Corp., Leasehold Rev. Ref. Bonds (Convention                     2,000    2,112
  Center Project), Series 2003, AMBAC insured, 4.00% 2007


NEBRASKA  -  0.26%
Investment Fin. Auth., Single-family Housing Rev. Bonds,                                  1,300    1,297
  Series 2002-D, AMT, 3.90% 2009
Airport Auth. of the City of Omaha, Airport Facs. Rev.                                    1,155    1,252
  Ref. Bonds, Series 2001, FSA insured, 5.50% 2012


NEVADA  -  1.22%
Highway Improvement Rev. (Motor Vehicle Fuel Tax) Bonds,                                  2,000    2,198
  Series December 1, 2000-A, 5.00% 2009
Housing Division, Single-family Mortgage Bonds,                                             610      643
  Series 1998-B1, 5.20% 2011
Clark County School Dist., G.O. (Limited Tax) Ref.                                        1,000    1,082
  Bonds, Series 2002-A, FSA insured, 5.00% 2010
City of Henderson, Health Fac. Rev. Bonds (Catholic                                         830      894
  Healthcare West), Series 1998-A, 6.20% 2009
City of Las Vegas, Redev. Agcy., Tax Increment Rev.
  Ref. Bonds (Fremont Street Project), Series 2003-A:
  5.00% 2011                                                                              3,450    3,443
  4.50% 2012                                                                              3,625    3,456


NEW JERSEY  -  1.69%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
  (Fellowship Village Project), Series 1998-A:
  5.00% 2006                                                                              1,275    1,314
  5.05% 2007                                                                              1,375    1,415
Educational Facs. Auth., Rev. Bonds, Rider University                                     1,795    1,908
  Issue, Series 2002-A, Radian insured, 5.25% 2012
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed                       6,000    5,377
  Bonds, Series 2003, 6.125% 2024 (expected maturity 2012)
Transportations Trust Fund Auth., Transportation System
  Rev. Bonds, Series 2003-C:
  5.00% 2008                                                                              2,000    2,178
  5.00% 2009                                                                              2,000    2,171
  5.00% 2010                                                                              1,600    1,720


NEW MEXICO  -  0.61%
Supplemental Severance Tax Bonds, Series 2002-A:
  5.00% 2009                                                                              3,500    3,772
  5.00% 2010                                                                              2,000    2,140


NEW YORK  -  8.19%
Dormitory Auth.:
  Cert. of Part., City University of New York (John Jay                                   1,500    1,661
     College of Criminal Justice Project Ref.), 6.00% 2006
  Mental Health Services Facs. Improvement Rev. Bonds,
    Series 1997-B:
    6.00% 2007                                                                              995    1,106
    6.00% 2007 (escrowed to maturity)                                                         5        6
  Rev. Bonds, Center for Nursing & Rehabilitation, Inc., FHA insured                        325      330
    Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
  Secured Hospital Rev. Bonds (Saint Agnes Hospital),                                     1,000    1,067
    Series 1998-A, 4.80% 2006
  Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical                               1,000    1,090
    Center), Series 1998-H, 5.125% 2008
  State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing),                          3,500    3,739
    Series 2003-A, 5.00% 2012
  Third General Resolution Rev. Bonds (State University Educational                       6,000    6,330
    Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City),                         5,450    6,016
  Series 1996-A, 6.00% 2006
Metropolitan Transportation Auth., State Service Contract Ref.                            1,000    1,059
  Bonds, Series 2002-A, 5.00% 2012
Thruway Auth.:
  State Personal Income Tax Rev. Bonds (Transportation),                                  1,500    1,637
    Series 2002-A, 5.25% 2010
  Local Highway and Bridge Service Contract Bonds, Series 2002:
    5.25% 2009                                                                            3,055    3,360
    5.25% 2010                                                                            2,000    2,180
Castle Rest Residential Health Care Fac., FHA-insured Mortgage                              835      847
  Rev. Bonds,  Series 1997-A, 4.875% 2007
Local Government Assistance Corp. (A Public Benefit Corp.),                               1,500    1,613
  Subordinate Lien Ref. Bonds, Series 2003-A2, 5.00% 2010
Long Island Power Auth., Electric System General Rev.
  Bonds, Series 2003-B:
  5.00% 2006                                                                              2,000    2,159
  5.00% 2008                                                                              1,615    1,738
  5.00% 2010                                                                              3,000    3,178
  5.00% 2011                                                                              2,000    2,097
City of New York, G.O. Bonds:
  Fiscal 1997, Series L, 5.625% 2007                                                      1,000    1,100
  Fiscal 2001:
    Series B:
      4.90% 2009                                                                          1,000    1,059
      5.50% 2010                                                                          1,000    1,076
    Series D, 5.50% 2009                                                                  1,000    1,091
    Series F, 5.00% 2010                                                                  1,000    1,046
  Fiscal 2003:
    Series A, 5.125% 2010                                                                 2,000    2,107
    Series G, 5.25% 2008                                                                  2,460    2,663
Port Auth. of New York and New Jersey, Consolidated Bonds,
  AMT, Series 131:
  5.00% 2008                                                                              4,260    4,551
  5.00% 2009                                                                              4,000    4,231
Transitional Fin. Auth., Future Tax Secured Ref. Bonds,                                   6,000    6,555
  Fiscal 2003-A, Series A, 5.50% 2026
Triborough Bridge and Tunnel Auth., General Rev. Ref.
  Bonds, Series 2002-B:
  5.00% 2009                                                                              2,000    2,191
  5.00% 2010                                                                              3,000    3,244
Urban Dev. Corp., Correctional and Youth Facs. Service
  Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A:
  5.00% 2017 (put 2011)                                                                   4,000    4,185
  5.50% 2017 (put 2011)                                                                   2,500    2,694


NORTH CAROLINA  -  3.82%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds:
  Series 1993-B:
    6.00% 2005                                                                            1,330    1,360
    7.00% 2008                                                                            1,950    2,202
    6.125% 2009                                                                           1,750    1,917
  Series 1993-C, 5.50% 2007                                                               3,800    4,077
  Series 2003-A:
    5.50% 2010                                                                            1,500    1,580
    5.50% 2011                                                                            1,000    1,045
    5.50% 2012                                                                            2,155    2,243
Infrastructure Fin. Corp. Lease-Purchase Rev. Bonds (Correctional                         2,000    2,154
  Facs. Projects), Series 2003, 4.50% 2007
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds:
  Series 1992, MBIA insured, 6.00% 2010                                                   3,000    3,399
  Series 1997-A, MBIA insured, 5.125% 2011                                                3,750    4,001
  Series 1999-B:
    6.50% 2009                                                                            1,660    1,874
    6.625% 2010                                                                           2,500    2,828
  Series 2003-A:
    5.50% 2012                                                                            2,500    2,656
    5.50% 2013                                                                            2,250    2,379
  Series 2003-D, 5.375% 2010                                                              2,000    2,093
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT,                                1,035    1,107
  MBIA insured, 5.125% 2009


OHIO  -  2.10%
Higher Educational Fac. Commission, Adjustable Rev. Bonds
  (Kenyon College 2002 Project):
  4.30% 2037 (put 2010)                                                                   2,000    2,013
  4.60% 2037 (put 2012)                                                                   2,000    1,999
The Student Loan Funding Corp., Cincinnati, Student Loan Rev. Bonds,                      1,000    1,009
  Series 1988-B3, AMT, AMBAC insured, 5.125% 2005
Akron, Bath and Copley Joint Township Hospital Dist., Hospital Facs. Rev.                 2,970    3,034
  Bonds, Series 1993-A (Summa Health System Project), 5.75% 2008
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community                            1,155    1,215
  Hospital), Series 1998, Radian insured, 4.70% 2008
County of Lorain, Hospital Facs. Rev. Bonds (Catholic
  Healthcare Partners):
  Series 2001-A, 5.25% 2010                                                               2,275    2,386
  Series 2002-A:
    5.00% 2010                                                                            1,945    2,011
    5.50% 2011                                                                            2,040    2,164
    5.50% 2012                                                                            2,150    2,284
County of Montgomery, Rev. Bonds (Catholic Health Initiatives),                           2,000    2,083
  Series 2001, 4.00% 2005


OREGON -  0.23%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties,                              2,000    2,169
  G.O. Bonds, Series 1999, 5.25% 2010


PENNSYLVANIA  -  1.60%
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds,                                      910      895
  Series 2002-74, AMT, 4.25% 2012
Erie County, Industrial Dev. Auth., Environmental Improvement Rev. Ref.                   4,000    4,206
  Bonds (International Paper Co. Projects), Series 2002-A, 4.90% 2009
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health
  System Rev. Bonds (Jefferson Health System), Series 1997-A:
  5.50% 2006                                                                              2,045    2,197
  5.50% 2008                                                                              1,000    1,084
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia                  3,410    3,659
  Airport System Project), Series 1998-A, AMT, FGIC insured, 5.25% 2009
Scranton-Lackawanna Health and Welfare Auth., Hospital Rev. Ref. Bonds                    1,250    1,334
  (The Community Medical Center Project), MBIA insured, 5.25% 2005
Westmoreland County Industrial Dev. Auth., Variable Rate Rev. Bonds                       2,000    2,058
  (National Waste and Energy Corp.; Valley Landfill Expansion Project),
   Series 1993, AMT, 5.10% 2018 (put 2009)


PUERTO RICO  -  0.58%
G.O. Bonds, Series D, FSA insured, 5.00% 2021 (put 2008)                                  1,000    1,094
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds,                             4,040    4,498
  Series 2000, 5.75% 2020 (preref. 2010)


RHODE ISLAND  -  0.26%
Health and Educational Building Corp., Hospital Fncg. Rev.
  Bonds, Lifespan Obligated Group Issue, Series 2002:
  5.75% 2009                                                                              1,340    1,414
  5.75% 2010                                                                              1,020    1,060


SOUTH CAROLINA  -  0.60%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds,                                          1,260    1,327
  Series 2000 A-2, AMT, FSA insured, 5.875% 2009
Georgetown County, Pollution Control Rev. Ref. Bonds                                      2,000    2,066
  (International Paper Co. Projects), Series 1999-A, 5.125% 2012
Tobacco Settlement Rev. Management Auth., Tobacco Settlement                              1,500    1,339
  Asset-backed Bonds, Series 2001-B, 6.00% 2022 (expected maturity 2012)
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc.                             1,000    1,028
  Project), Series 1990, AMT, 7.625% 2006

SOUTH DAKOTA  -  0.37%
Housing Dev. Auth.:
  Homeownership Mortgage Bonds:
    Series 1996-A, 5.50% 2010                                                               100      100
    Series 2000-H, 5.00% 2009                                                             1,300    1,355
    Series 2001-C, 4.55% 2010                                                               980      998
  Multiple Purpose Bonds, 2002 Series A, FSA insured, 4.15% 2009                          1,170    1,198


TENNESSEE  -  1.42%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref.                              6,010    6,294
  Bonds (Federal Express Corp.),Series 2001, 5.00% 2009
Metropolitan Government of Nashville and Davidson County, G.O.                            1,000    1,081
  Multi-Purpose Improvement Bonds, Series 1997-A, 5.125% 2010
Health, Educational and Housing Facs. Board of the County of
  Sullivan (Wellmonth Health System Project):
  Hospital Rev. Bonds, Series 2002:
    5.50% 2006                                                                            1,475    1,576
    5.75% 2007                                                                            1,555    1,672
  Hospital Rev. Ref. Bonds, Series 2003:
    5.00% 2007                                                                            1,000    1,044
    Radian insured, 5.00% 2009                                                            2,000    2,118


TEXAS  -  18.04%
G.O. Bonds, Water Financial Assistance and Ref. Bonds,                                    2,205    2,372
  Series 2003-C, 5.00% 2011
Public Fin. Auth., G.O. Ref. Bonds:
  Series 1997, 5.25% 2011                                                                 2,000    2,159
  Series 2002, 5.25% 2007                                                                 1,500    1,661
  Series 2003, 5.00% 2010                                                                 1,100    1,190
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                  1,000    1,086
City of Austin:
  Public Improvement Bonds:
    Series 1999, 5.75% 2011                                                               1,500    1,669
    Series 2001, 5.00% 2010                                                               2,000    2,166
  Travis and Williamson Counties, Series 2003:
    Electric Utility Rev. Ref. Bonds, MBIA insured, 5.00% 2011                            1,950    2,094
    Public Improvement Ref. Bonds:
      5.00% 2011                                                                          1,220    1,311
      5.00% 2012                                                                          1,000    1,069
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
  (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998:
  5.00% 2005                                                                              1,330    1,401
  5.00% 2007                                                                              1,470    1,556
Bexar County, Tax-Exempt Venue Project Rev. Bonds, Series 2000,                           2,000    2,240
  MBIA insured, 5.50% 2009
Brazos River Auth., AMT:
  Collateralized Pollution Control Rev. Ref. Bonds (Texas
     Utilities Electric Co. Project):
    Series 1994-B, 5.40% 2029 (put 2006)                                                  1,000    1,044
    Series 1995-B, 5.05% 2030 (put 2006)                                                  1,000    1,035
  Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),                           1,000    1,034
    Series 2001-C, 5.75% 2036 (put 2011)
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental
  Facs. Rev. Bonds (The Dow Chemical Co. Project):
  Series 2002-A4, AMT, 5.20% 2033 (put 2008)                                              6,450    6,777
  Series 2002-B3, 5.15% 2033 (put 2009)                                                   1,000    1,032
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero                  1,000    1,033
  Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and                        2,000    2,170
  Schoolhouse Bonds, Series 2001, 5.25% 2011
City of Dallas (Dallas, Denton, Collin and Rockwell Counties),
  Series 1998:
  G.O. Ref. and Improvement Bonds, 5.00% 2012                                             4,000    4,205
  Waterworks and Sewer System Rev. Ref. Bonds:
    5.125% 2010                                                                           1,490    1,626
    5.00% 2011                                                                            1,800    1,914
City of Fort Worth (Tarrant and Denton Counties):
  General Purpose Ref. Bonds, Series 2002, 5.00% 2010                                     1,000    1,079
  Water and Sewer System Rev. Ref. and Improvement Bonds,                                 1,000    1,069
     Series 2003, 5.00% 2011
Fort Worth Independent School Dist. (Tarrant County), School                              3,560    3,805
  Building Unlimited Tax Bonds, Series 2001-A, 5.00% 2011
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds,                         1,500    1,501
  (Waste Management of Texas, Inc. Travis County Project),
    Series 2003C, AMT, 2.85% 2028 (put 2004)
Harris County:
  G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                       1,585    1,738
  Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                           4,645    5,023
  Health Facs. Dev. Corp.:
    Hospital Rev. Bonds:
      Memorial Hermann Hospital System Project, Series 1998,                              1,000    1,087
         FSA insured, 5.25% 2008
      Memorial Hospital System Project, Series 1997-A, MBIA insured:
        6.00% 2009                                                                        3,215    3,621
        6.00% 2010                                                                        1,500    1,676
    Hospital Rev. Ref. Bonds, Children's Hospital Project, Series 1995,                   1,000    1,057
       MBIA insured, 6.00% 2004 (escrowed to maturity)
    Rev. Bonds (St. Luke's Episcopal Hospital):
      Series 2001-A:
        5.50% 2010                                                                        1,705    1,830
        5.50% 2011                                                                        1,000    1,069
      Series 2002:
        5.00% 2009                                                                          700      743
        5.00% 2010                                                                          735      769
        5.00% 2011                                                                          770      800
        5.00% 2012                                                                          810      838
City of Houston, Airport System Subordinate Lien Rev. Bonds:
  Series 1998-B, AMT, FGIC insured:
    5.25% 2009                                                                            2,500    2,681
    5.25% 2012                                                                            2,915    3,009
  Series 2002-B, FSA insured, 5.25% 2011                                                  2,000    2,171
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of                           1,000    1,025
  Southeast Texas, FHA insured Mortgage Rev. Bonds, Series 2001,
   AMBAC insured, 4.50% 2010
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties),
  Unlimited Tax School Building Bonds, Series 2002-A:
  5.25% 2011                                                                              1,000    1,085
  5.25% 2012                                                                              2,000    2,162
Lower Colorado River Auth.:
  Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010                                  1,500    1,619
  Transmission Contract Ref. Rev. Bonds (LCRA Transmission Services                       2,000    2,178
    Corp. Project), Series 2003-B, FSA insured, 5.00% 2007
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds :
  Baylor Health Care System Project, Series 2002:
    5.50% 2006                                                                            3,000    3,232
    5.50% 2009                                                                              960    1,039
    5.50% 2010                                                                            1,140    1,220
  Children's Medical Center of Dallas Project, AMBAC                                      1,100    1,186
    insured, 5.00% 2009
North Texas Tollway Auth., Dallas North Tollway System,                                   5,000    5,428
  Series 2003, AMBAC insured, 5.00% 2038 (put 2008)
City of Plano (Collin and Denton Counties), G.O. Ref. and                                 3,300    3,573
  Improvement Bonds, Series 2003, 5.00% 2010
Plano Independent School Dist. (Collin County), Unlimited Tax                             1,000    1,069
  School Building and Ref. Bonds, Series 2001,  5.00% 2011
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric                       2,000    2,061
  Company Project), Series 2001-A, 5.50% 2022 (put 2011)
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref.                          3,740    3,961
  Bonds, Series 2002-A, 5.50% 2010
City of San Antonio:
  General Improvement and Ref. Bonds:
    Tax-Exempt Obligations, Series 1998, 5.00% 2009                                       2,000    2,146
    Series 2001, 5.00% 2010                                                               2,000    2,154
  General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                         3,000    3,223
  Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured:
    5.50% 2009                                                                            1,000    1,088
    5.50% 2010                                                                            1,000    1,078
  Electric and Gas Systems Rev. and Ref. Bonds:
    New Series 1997:
      5.30% 2011 (preref. 2007)                                                           1,945    2,157
      5.30% 2011                                                                          1,555    1,674
    Series 1998-B, 5.125% 2009                                                            2,455    2,684
    New Series 2002, FSA insured:
      5.25% 2011                                                                          4,500    4,881
      5.25% 2012                                                                          2,000    2,163
    New Series 2003-A (forward delivery), 5.00% 2007                                      1,000    1,084
    New Series 2003 (forward delivery), 5.25% 2011                                        1,000    1,069
Socorro Independent School Dist. (El Paso County), Unlimited Tax                          1,255    1,371
  School Building Ref. Bonds, Series 2001, 5.00% 2009
Tarrant County, Health Facs. Dev. Corp.:
  Health Resources System Rev. Bonds, Series 1997-A, MBIA                                 1,000    1,092
     insured, 5.50% 2007
  Hospital Rev. Bonds (Baylor Health Care System Project),                                1,635    1,749
    Series 2002-A, 5.00% 2008
Tarrant Regional Water Dist., A Water Control and Improvement Dist.,                      2,000    2,155
  Water Rev. Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2010
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation                    9,500   10,366
  Notes, Series 2002, 5.00% 2008
Board of Regents of the Texas A&M University System:
  Permanent University Fund Ref. Bonds, Series 2003, 5.25% 2012                           1,250    1,366
  Rev. Fncg. System Bonds, 5.10% 2010                                                     2,000    2,148
Board of Regents of The University of Texas System:
  Rev. Fncg. System Bonds:
    Series 1996-B, 5.00% 2011                                                             2,000    2,121
    Series 2001-B, 5.00% 2011                                                             1,150    1,237
    Series 2003-A, 5.00% 2009                                                             1,000    1,094
    Series 2003-B:
      5.25% 2010                                                                          1,500    1,647
      5.25% 2012                                                                          3,000    3,270
  Rev. Fncg. System Rev. and Ref. Bonds:
    Series 2002, FSA insured, 5.00% 2010                                                  1,400    1,509
    Series 2002-B, 5.25% 2012                                                             1,000    1,090
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health
  System), Series 2003, MBIA insured:
  5.00% 2010                                                                              2,040    2,167
  5.00% 2011                                                                              3,715    3,918


UTAH  -  0.55%
Housing Corp., Single-family Mortgage Bonds, AMT:
  Series 2002-C2, Class III, 5.25% 2018                                                   1,980    1,995
  Series 2002-D, 5.00% 2018                                                                 985      978
  Series 2002-E2, Class III, 4.95% 2019                                                   1,000    1,004
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
  Single-family Mortgage Bonds, AMT:
    1998 Issue D-2, 5.25% 2012                                                              195      205
    1998 Issue E-1, 5.25% 2012                                                              225      236
    1998 Issue F-2, 4.25% 2008                                                              805      834
  Single-family Mortgage Purchase Ref. Bonds, Series 1996, 5.45% 2004                       110      113


VERMONT  -  0.27%
Educational and Health Buildings Fncg. Agcy., Hospital Rev. Bonds (Medical                2,500    2,556
  Center Hospital of Vermont Project), Series 1993, FGIC insured, 5.75% 2007


VIRGIN ISLANDS  -  0.52%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes),                        4,765    4,999
  Senior Lien, Series 1998-A, 5.20% 2010


VIRGINIA  -  1.27%
Housing Dev. Auth., AMT:
  Commonwealth Mortgage Bonds, Series 2000-A1, 5.55% 2008                                 1,175    1,233
  Rental Housing Bonds, Series 2000-D, 5.50% 2008                                         1,070    1,120
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution),
  Series 2002, AMT:
  5.00% 2010                                                                              2,000    2,123
  5.00% 2011                                                                              4,345    4,569
  5.00% 2012                                                                              1,000    1,048
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable                2,000    2,142
  Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc.),
  Series 2002, AMT, 6.25% 2027 (put 2012)


WASHINGTON  -  8.76%
G.O. Bonds, Series 1999-S1, 5.00% 2012                                                    4,700    4,928
Motor Vehicle Fuel Tax G.O Bonds, Series A, 5.375% 2007                                   3,000    3,238
Various Purpose G.O. Bonds:
  Series 1999-A, 5.25% 2010                                                               1,000    1,085
  Series 2000-B, 6.00% 2010                                                               1,130    1,278
Health Care Facs. Auth., Series 1997-A, MBIA insured:
  Weekly Rate Demand Rev. Bonds (Virginia Mason Medical                                   1,000    1,107
     Center), 6.00% 2006
  Rev. Bonds (Catholic Health Initiatives), 5.10% 2010                                    1,000    1,066
Higher Education Facs. Auth., Rev. and Rev. Ref. Bonds (Gonzaga                           1,000    1,077
  University Project), Series 1998, MBIA insured, 4.80% 2009
Public Power Supply System, Rev. Ref. Bonds:
  Nuclear Project No. 2:
    Series 1997-B, 5.50%  2006                                                            1,000    1,091
    Series 1998-A:
      5.00% 2005                                                                          5,250    5,576
      5.00% 2012                                                                          4,000    4,153
 Nuclear Project No. 3, Series 1997-A, FSA insured, 5.10% 2010                            1,000    1,075
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds,                   1,000    1,077
  Series 2002, FSA insured, 5.00% 2011
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds,                   3,500    3,801
  Series 2003-A, FSA insured, 5.50% 2012
Grays Harbor County, Public Utility Dist. No. 1, Electric Rev. Bonds,                     1,295    1,406
  Series 2001, AMBAC insured, 5.00% 2009
King County:
  Limited Tax G.O. Bonds:
    Series 1991-A, 5.00% 2009                                                             2,500    2,654
    Baseball Stadium:
      Series 1997-D, 5.60% 2009                                                           3,710    4,153
      Series 2002, 5.00% 2008                                                             2,000    2,201
  Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured:
    5.25% 2010                                                                            2,000    2,183
    5.25% 2011                                                                            2,895    3,146
Public Utility Dist. No. 1 of Lewis County, Cowlitz Falls Hydroelectric                   2,000    2,132
  Project Rev. Ref. Bonds, Series 2003, XLCA insured, 5.00% 2011
City of Seattle:
  Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010                           1,000    1,066
  Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001,                1,000    1,090
     FSA insured, 5.50% 2012
Port of Seattle:
  Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured:
    5.25% 2009                                                                            1,000    1,077
    5.25% 2011                                                                            2,000    2,087
  Rev. Bonds, Series 2001-B, AMT, FGIC insured:
    5.50% 2009                                                                            1,605    1,743
    5.50% 2010                                                                            3,000    3,229
  Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT,                      1,510    1,560
     MBIA insured, 5.00% 2012
  Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured,                          1,500    1,636
     5.50% 2009
Snohomish County:
  Limited Tax G.O. Bonds:
    Series 2001, 5.00% 2010                                                               3,000    3,254
    Series 2003, 5.00% 2012                                                               3,180    3,407
  Everett School Dist. No. 2, Unlimited Tax G.O. Ref. Bonds, Series 2003,                 1,890    2,033
     4.50% 2007
  Public Utility Dist. No. 1, Generation System Rev. Ref. Bonds,
     Series 2002-B, FSA insured:
    5.25% 2009                                                                            1,000    1,109
    5.25% 2010                                                                            2,000    2,196
    5.25% 2011                                                                            7,000    7,638
Spokane Regional Solid Waste Management System Rev. Ref Bonds, Series 2001,               1,650    1,777
  AMBAC insured, 5.25% 20011
City of Tacoma, Electric System Rev. and Ref. Bonds, Series 2001-A,                       1,100    1,211
  FSA insured, 5.50% 2011


WISCONSIN  -  2.50%
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                2,210    2,467
Health and Educational Facs. Auth.:
  Rev. Bonds:
    Froedtert & Community Health Obligated Group, Series 2001,                            1,935    2,106
       5.65% 2009
    Gundersen Lutheran, Series 2003-A, FSA insured:
      5.00% 2009                                                                          1,500    1,615
      5.00% 2010                                                                          1,200    1,278
    Hospital Sisters Services, Inc. - Obligated Group, MBIA insured,                      1,195    1,238
       4.85% 2011
    The Monroe Clinic, Inc., Series 1999, 4.60% 2008                                      1,010    1,044
    Wheation Franciscan Services, Series 2003-A:
      5.00% 2008                                                                          1,595    1,725
      5.00% 2012                                                                          2,065    2,175
  Variable Rate Hospital Rev. Bonds (Charity Obligated Group, Daughters of                3,225    3,464
     Charity National Health System), Series 1997-D, 4.90% 2015
     (preref. 2005/put 2005)
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series 2000C,                           1,005    1,031
  MBIA insured, 4.35% 2009
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R,                                2,200    2,449
  5.50% 2010
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
  Asset-backed Rev. Bonds:
  5.50% 2006                                                                              1,000    1,021
  5.00% 2008                                                                              1,350    1,325
  5.75% 2011                                                                              1,000      968
                                                                                                 912,527

                                                                                      Principal   Market
                                                                                        amount     value
SHORT-TERM SECURITIES - 5.70%                                                           (000)      (000)

Public Building Auth. of the City of Clarksville, Tennessee, Adjustable Rate
  Pooled Fncg. Rev. Bonds: (2)
  Series 2001, 0.95% 2031                                                                 4,130    4,130
  Tennessee Municipal Bond Fund, Series 2003, 0.95% 2033                                  2,600    2,600
Guadalupe-Blanco River Authority (Texas) Pollution Control Rev. Ref. Bonds                2,365    2,365
  (Central Power and Light Company Project), Series 1995, 0.90% 2015 (2)
Harris County, Texas, Tax-Exempt Commercial Paper, Series A-1,                            1,500    1,500
  0.85% 8/5/2003
Jacksonville Health Facs. Auth., Florida, Hospital Rev. and Ref. Bonds                    5,700    5,700
  (Genesis Rehabilitation Hospital Project), Series 1996, 0.95% 2021 (2)
Regional Airport Auth. Of Louisville and Jefferson County, Kentucky,                      2,150    2,150
  Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project),
  Series 1999-A, AMT, 0.90%, 2029 (2)
The Curators of the University of Missouri Systems Facs. Demand Rev. Bonds,               2,400    2,400
  Series 2001-A, 0.90% 2031 (2)
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate             2,795    2,795
  Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002,
  0.95% 2032 (2)
City of New York, New York, G.O. Bonds, Series 2004-A-5,                                  2,000    2,000
  0.85% 2031 (2)
County of Riverside, California, Cert. of Part. ACES (Riverside County Public             4,000    4,000
  Facs. Project), Series 1985-B, 0.80% 2015 (2)
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital Rev.
  Ref. Bonds, (Carilion Health System Obligated Group):
  Series 2002-C, 0.87% 2027 (2) (3)                                                       2,310    2,310
  Series 2002-D, 0.92% 2027 (2) (3)                                                       3,675    3,675
City of San Antonio, Texas, G.O. Tax-Exempt Commercial Paper, Series 2003,                4,000    4,000
  0.95% 8/12/2003
Port of Seattle, Washington, Tax-Exempt Commercial Paper, Series 2001-B1,                 1,500    1,500
  AMT, 0.90% 9/5/2003
Tax and Rev. Anticipation Notes, Texas, Series 2002, 2.75% 8/29/2003 (3)                  6,300    6,309
Tulsa County, Oklahoma, Industrial Auth., Demand First Mortgage Rev. Bonds                1,600    1,600
  (Montereau in Warren Woods Project), Series 2002-A, 0.90% 2032 (2)
Industrial Dev. Auth. of the City of Waynesboro, Virginia, Variable Rate                  1,425    1,425
  Residential Care Facs. Rev. Bonds (Sunnyside Presbyterian Home), Series 1997,
  0.87% 2028 (2)
Will County, Illinois, Exempt Facs. Industrial Rev. Bonds (BP Amoco Chemical              2,000    2,000
  Company Project) Series 2001, 0.93% 2031 (2)
State of Wisconsin, Health and Educational Facs. Demand Obligation (Alexian               2,500    2,500
  Villiage) Commercial Paper, Series 1988-A, 0.77% 8/4/2003
                                                                                                  54,959
TOTAL INVESTMENT SECURITIES (cost: $958,708,000)                                                 967,486
Other assets less liabilities                                                                     -3,524
NET ASSETS                                                                                      $963,962


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements


KEY TO ABBREVIATIONS

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue



FINANCIAL STATEMENTS

                    (dollars and shares in thousands, except per-share amounts)

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2003

ASSETS:
  Investment securities at market (cost: $958,708)              $967,486
  Cash                                                                36
  Receivables for:
    Sales of fund's shares                          $6,797
    Interest                                        10,894        17,691
                                                                 985,213
LIABILITIES:
  Payables for:
    Purchases of investments                         9,882
    Repurchases of fund's shares                    10,001
    Dividends on fund's shares                         694
    Investment advisory services                       230
    Services provided by affiliates                    366
    Deferred Trustees' compensation                     42
    Other fees and expenses                             36        21,251
NET ASSETS AT JULY 31, 2003                                     $963,962

NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest              $961,542
  Undistributed net investment income                                196
  Accumulated net realized loss                                   (6,554)
  Net unrealized appreciation                                      8,778
NET ASSETS AT JULY 31, 2003                                     $963,962

[begin table]

Shares of beneficial interest issued and outstanding -
unlimited shares authorized
                                                                    Net
                                            Shares              asset value
               Net assets                outstanding            per share (1)
Class A          $737,948                 48,630                  $15.17
Class B            50,734                  3,343                   15.17
Class C           105,789                  6,971                   15.17
Class F            28,948                  1,908                   15.17
Class R-5          40,543                  2,672                   15.17


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.76.

[end table]



STATEMENT OF OPERATIONS                                  (dollars in thousands)
for the year ended July 31, 2003

INVESTMENT INCOME:
  Income:
    Interest                                                        $33,168

  Fees and expenses:
    Investment advisory services                     $2,779
    Distribution services                             3,183
    Transfer agent services                             154
    Administrative services                             204
    Reports to shareholders                              78
    Registration statement and prospectus               190
    Postage, stationery and supplies                     19
    Trustees' compensation                               26
    Auditing and legal                                   50
    Custodian                                            17
    State and local taxes                                14
    Federal income tax                                   11
    Other                                                31
    Total expenses before reimbursement               6,756
      Reimbursement of expenses                         458           6,298
  Net investment income                                              26,870

NET REALIZED LOSS AND UNREALIZED
  DEPRECIATION ON INVESTMENTS
  Net realized loss on investments                                   (4,184)
  Net unrealized depreciation on investments                         (7,005)
    Net realized loss and unrealized depreciation
    on investments                                                  (11,189)
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $15,681


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                         Year ended July 31
                                                           2003       2002
OPERATIONS:
  Net investment income                                  $26,870    $16,232
  Net realized (loss) gain on investments                 (4,184)       278
  Net unrealized (depreciation) appreciation              (7,005)     6,979
    on investments
    Net increase in net assets
      resulting from operations                           15,681     23,489

DIVIDENDS PAID TO SHAREHOLDERS                           (26,832)   (16,149)
  FROM NET INVESTMENT INCOME

CAPITAL SHARE TRANSACTIONS                               371,639    282,305

TOTAL INCREASE IN NET ASSETS                             360,488    289,645

NET ASSETS:
  Beginning of year                                      603,474    313,829
  End of year (including undistributed net
    investment income: $196 and $200, respectively)     $963,962   $603,474


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:



---------------------------------------------------------------------------------------------------------
                         Initial sales         Contingent deferred sales
 Share class                charge              charge upon redemption             Conversion feature
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class A                Up to 3.75%           None (except 1% for certain        None
                                                redemptions within one year of
                                                purchase without an initial
                                                sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class B                None                  Declines from 5% to zero for       Class B converts to
                                                redemptions within six years       Class A after eight
                                                of purchase                        years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class C                None                  1% for redemptions within one      Class C converts to
                                                year of purchase                   Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class F                None                  None                               None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   Class R-5              None                  None                               None

---------------------------------------------------------------------------------------------------------



Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of July 31, 2003, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2003, the cost of investment securities for federal income tax purposes was $958,478,000.

During the year ended July 31, 2003, the fund reclassified $42,000 from undistributed net investment income and $105,000 from additional paid-in capital to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

[begin table]
                                                         (dollars in thousands)
Undistributed net investment income                                       $702
Short-term and long-term capital loss deferrals                         (6,554)
Gross unrealized appreciation on investment securities                  18,866
Gross unrealized depreciation on investment securities                  (9,858)

[end table]

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $1,018,000, $390,000, $261,000, $702,000 and $3,146,000
expiring in 2004, 2005, 2008, 2009 and 2011, respectively. These numbers reflect the expiration of a capital loss carryforward of $112,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $1,037,000, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):



                           Distributions from ordinary income
                                   Net       Short-term        Distributions        Total
                                investment    capital         from long-term    distributions
Share class(1)                    income       gains           capital gains        paid

YEAR ENDED JULY 31, 2003
Class A                         $ 21,827          -                  -           $ 21,827
Class B                              954          -                  -                954
Class C                            2,062          -                  -              2,062
Class F                              732          -                  -                732
Class R-5                          1,257          -                  -              1,257
Total                           $ 26,832          -                  -           $ 26,832

YEAR ENDED JULY 31, 2002
Class A                         $ 15,088          -                  -           $ 15,088
Class B                              231          -                  -                231
Class C                              566          -                  -                566
Class F                              223          -                  -                223
Class R-5                             41          -                  -                 41
Total                           $ 16,149          -                  -           $ 16,149

(1) Class R-5 shares were offered beginning July 15, 2002.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended July 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.282% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. The gross investment income portion of the fee was unchanged.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

[begin table]

         ---------------------------------------------------------------------
         Share class         Currently approved limits   Plan limits
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class A                       0.30%                0.30%
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class B                       1.00                 1.00
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class C                       1.00                 1.00
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         Class F                       0.25                 0.50
         ---------------------------------------------------------------------

[End table]

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2003, unreimbursed expenses subject to reimbursement totaled $1,974,000.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2003, were as follows (dollars in thousands):

[begin table]

==============================================================================
                                                  Administrative services
                                             ---------------------------------
                                                   CRMC           Transfer
              Distribution    Transfer agent   administrative       agent
Share class     services         services        services          services
------------------------------------------------------------------------------
  Class A        $1,945            $144       Not applicable    Not applicable
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class B           362              10       Not applicable    Not applicable
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class C           819          Included          $123               $8
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class F            57          Included            34                3
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Class R-5     Not applicable    Included            35                1
                                    in
                              administrative
                                 services
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Total         $3,183            $154            $192               $12
==============================================================================

[end table]

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):



                                                  Reinvestments of dividends
                                    Sales(2)         and distributions        Repurchases(2)         Net increase
Share class(1)                  Amount   Shares      Amount   Shares       Amount      Shares      Amount    Shares
Year ended July 31, 2003
Class A                       $467,480   30,243    $ 16,955    1,097    $ (235,738)   (15,273)  $ 248,697    16,067
Class B                         42,863    2,775         677       43        (8,894)      (576)     34,646     2,242
Class C                         87,502    5,668       1,600      104       (30,866)    (2,000)     58,236     3,772
Class F                         39,271    2,540         559       36       (23,846)    (1,541)     15,984     1,035
Class R-5                       20,849    1,347         654       43        (7,427)      (482)     14,076       908
Total net increase
   (decrease)                 $657,965   42,573    $ 20,445    1,323    $ (306,771)   (19,872)  $ 371,639    24,024


Year ended July 31, 2002
Class A                       $346,979   22,997    $ 10,439      692    $ (172,048)   (11,409)  $ 185,370    12,280
Class B                         16,052    1,064         162       11        (2,107)      (139)     14,107       936
Class C                         48,209    3,196         382       25        (4,344)      (288)     44,247     2,933
Class F                         20,116    1,334         174       12        (8,649)      (575)     11,641       771
Class R-5                       26,918    1,763          22        1             -          -      26,940     1,764
Total net increase
   (decrease)                 $458,274   30,354    $ 11,179      741    $ (187,148)   (12,411)  $ 282,305    18,684


(1) Class R-5 shares were offered beginning July 15, 2002.
(2) Includes exchanges between share classes of the fund.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2003, the total value of restricted securities was $3,160,000, which represents 0.33% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $439,368,000 and $75,521,000, respectively, during the year ended July 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2003, the custodian fee of $17,000 includes $2,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights  (1)


                                                Income from investment operations (2)
                                                                    Net
                                       Net asset                (losses)gains
                                       value,          Net      on securities    Total from
                                       beginning    investment  (both realized   investment
                                       of period      income    and unrealized)  operations
Class A:
 Year ended 7/31/2003                   $15.28        $.52         $(.11)           $.41
 Year ended 7/31/2002                    15.08         .58           .20             .78
 Year ended 7/31/2001                    14.43         .62           .65            1.27
 Year ended 7/31/2000                    14.62         .62          (.19)            .43
 Year ended 7/31/1999                    14.85         .61          (.23)            .38
Class B:
 Year ended 7/31/2003                    15.28         .42          (.11)            .31
 Year ended 7/31/2002                    15.08         .47           .20             .67
 Year ended 7/31/2001                    14.43         .48           .69            1.17
 Period from 3/15/2000 to 7/31/2000      14.27         .16           .21             .37
Class C:
 Year ended 7/31/2003                    15.28         .40          (.11)            .29
 Year ended 7/31/2002                    15.08         .45           .20             .65
 Period from 3/15/2001 to 7/31/2001      14.92         .15           .17             .32
Class F:
 Year ended 7/31/2003                    15.28         .51          (.11)            .40
 Year ended 7/31/2002                    15.08         .55           .20             .75
 Period from 3/15/2001 to 7/31/2001      14.92         .16           .19             .35
Class R-5:
 Year ended 7/31/2003                    15.28         .56          (.11)            .45
 Period from 7/15/2002 to 7/31/2002      15.27         .02           .01             .03

                                       Dividends
                                       (from net       Net asset
                                       investment      value, end    Total
                                        income)        of period     return (3)

Class A:
 Year ended 7/31/2003                   $(.52)          $15.17        2.71%
 Year ended 7/31/2002                    (.58)          $15.28        5.32
 Year ended 7/31/2001                    (.62)          $15.08        8.99
 Year ended 7/31/2000                    (.62)          $14.43        3.09
 Year ended 7/31/1999                    (.61)          $14.62        2.59
Class B:
 Year ended 7/31/2003                    (.42)          $15.17        1.98
 Year ended 7/31/2002                    (.47)          $15.28        4.52
 Year ended 7/31/2001                    (.52)          $15.08        8.24
 Period from 3/15/2000 to 7/31/2000      (.21)          $14.43        2.59
Class C:
 Year ended 7/31/2003                    (.40)          $15.17        1.86
 Year ended 7/31/2002                    (.45)          $15.28        4.38
 Period from 3/15/2001 to 7/31/2001      (.16)          $15.08        2.14
Class F:
 Year ended 7/31/2003                    (.51)          $15.17        2.61
 Year ended 7/31/2002                    (.55)          $15.28        5.11
 Period from 3/15/2001 to 7/31/2001      (.19)          $15.08        2.34
Class R-5:
 Year ended 7/31/2003                    (.56)          $15.17        2.93
 Period from 7/15/2002 to 7/31/2002      (.02)          $15.28         .23


                                                      Ratio of      Ratio of
                                      Net assets,     expenses      net income
                                    end of period     to average    to average
                                    (in millions)     net assets    net assets

Class A:
 Year ended 7/31/2003                     $738           .66%(4)       3.37%
 Year ended 7/31/2002                      497           .70 (4)       3.86
 Year ended 7/31/2001                      306           .75 (4)       4.18
 Year ended 7/31/2000                      258           .75 (4)       4.33
 Year ended 7/31/1999                      283           .75 (4)       4.12
Class B:
 Year ended 7/31/2003                       51          1.35 (4)       2.63
 Year ended 7/31/2002                       17          1.40 (4)       3.06
 Year ended 7/31/2001                        2          1.59 (4)       3.24
 Period from 3/15/2000 to 7/31/2000          1           .61 (4)       1.23
Class C:
 Year ended 7/31/2003                      106          1.49 (4)       2.51
 Year ended 7/31/2002                       49          1.52 (4)       2.92
 Period from 3/15/2001 to 7/31/2001          4           .75           1.05
Class F:
 Year ended 7/31/2003                       29           .74 (4)       3.27
 Year ended 7/31/2002                       13           .82 (4)       3.69
 Period from 3/15/2001 to 7/31/2001          2           .60           1.18
Class R-5:
 Year ended 7/31/2003                       40           .44 (4)       3.61
 Period from 7/15/2002 to 7/31/2002         27           .02            .16


                                     Year ended July 31
                             2003     2002     2001     2000     1999

PORTFOLIO TURNOVER RATE       10%       9%      21%      34%      17%
FOR ALL CLASSES OF SHARES

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.71%, 0.75%, 0.80%, 0.81%, and 0.77% for the periods ended 2003, 2002, 2001, 2000 and 1999, respectively, for Class A; 1.40%, 1.45%,
     1.60%  and  0.71%  for  the  periods  ended  2003,  2002,  2001  and  2000, respectively, for Class B; 1.54% and 1.58% for the periods ended 2003 and 2002, respectively, for Class C; 0.79% and 0.87% for the periods ended 2003 and 2002, respectively, for Class F; and 0.49% for the period ended 2003 for Class R-5.



REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 4, 2003